Exhibit 10.46

Master Amendment To:

Master Lease and Deed of Trust;

Lease Supplement No. 1;
Assignment of Lease and Rent and Security Agreement;

and

Deed of Trust and Security Agreement with Assignment of Rents

Dated as of December 8, 2006

Among

SABRE INC.,
as Lessee,

CSL LEASING INC.,
as Lessor,

JEFFREY A. RATTIKIN,
as Deed of Trust Trustee,

 and

WILMINGTON TRUST COMPANY,

as Indenture Trustee

MASTER AMENDMENT TO:

MASTER LEASE AND DEED OF TRUST;
LEASE SUPPLEMENT NO. 1;
ASSIGNMENT OF LEASE AND RENT AND SECURITY AGREEMENT;
AND
DEED OF TRUST AND SECURITY AGREEMENT WITH ASSIGNMENT OF RENTS

This MASTER AMENDMENT TO:  MASTER LEASE AND DEED OF TRUST; LEASE SUPPLEMENT NO. 1;  ASSIGNMENT OF LEASE AND RENT AND SECURITY AGREEMENT; AND DEED OF TRUST AND SECURITY AGREEMENT WITH ASSIGNMENT OF RENTS(this “Master Amendment”) is entered into as of December 8, 2006 among Sabre Inc., a Delaware corporation, as Lessee (the “Lessee”); CSL LEASING INC., a Delaware corporation, as Lessor (the “Lessor”); JEFFREY A. RATTIKIN, as trustee (the “Deed of Trust Trustee”); and WILMINGTON TRUST COMPANY, a Delaware banking corporation, as Indenture Trustee (the “Indenture Trustee”).  All capitalized terms used herein without definition shall have the same meanings herein as such terms are defined in Appendix A to the Participation Agreement dated as of June 15, 2003 (as amended, supplemented, restated or otherwise modified from time to time, the “Participation Agreement”) among, inter alia, the parties hereto, and the rules of interpretation set forth in such Appendix shall apply to this Master Amendment.

WITNESSETH:

WHEREAS, the parties hereto are the parties to the following documents (collectively, the “Real Estate Documents”) all pertaining to the real property described on Exhibit A attached hereto (the “Original Property”): (a) that certain unrecorded Master Lease and Deed of Trust (as amended, supplemented, restated or otherwise modified from time to time, the “Master Lease”) dated as of June 15, 2003, (b) that certain Lease Supplement No. 1 (the “Lease Supplement”) dated June 26, 2003 and recorded in Volume 16860, Page 124, Real Property Records of Tarrant County, Texas and recorded in Volume 5363, Page 4499, Real Property Records of Denton County, Texas, (c)  that certain Assignment of Lease and Rent and Security Agreement (the “Lease Assignment”) dated as of June 15, 2003 and recorded in Volume 16860, Page 125, Real Property Records of Tarrant County, Texas and recorded in Volume 5363, Page 4539, Real Property Records of Denton County, Texas, (d)  that certain Deed of Trust and Security Agreement with Assignment of Rents (the “Deed of Trust”) dated as of June 15, 2003 and recorded in Volume 16860, Page 127, Real Property Records of Tarrant County, Texas and recorded in Volume 5363, Page 4578 Real Property Records of Denton County, Texas; and

WHEREAS, the Lessee is exercising the Partial Purchase Option under Section 18.1 of the Master Lease and causing the conveyance of a portion of the Original Property described on Exhibit B attached hereto (such portion being conveyed, the “Conveyed Property”) and the remaining portion described on Exhibit C attached hereto (the “Remaining Property”) shall remain subject to the Real Estate Documents;

Sabre Inc.	Master Amendment

WHEREAS, the parties hereto wish to amend the legal description of the Original Property contained in each of the Real Estate Documents with the legal description of the Remaining Property (said description is hereafter referred to as the “New Legal Description”); and

NOW, THEREFORE, in consideration of the mutual agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.           Amendment to Exhibit A of the Deed of Trust.  From and after the Amendment Effective Date, Exhibit A of the Deed of Trust is hereby amended and restated in its entirety to read as set forth on the New Legal Description and the Conveyed Property shall no longer be subject to the terms and conditions of the Deed of Trust.

Section 2.           Amendment to Schedule I to the Lease Supplement.  From and after the Amendment Effective Date, Schedule I to the Lease Supplement is hereby amended and restated in its entirety to read as set forth on the New Legal Description and the Conveyed Property shall no longer be subject to the terms and conditions of the Lease Supplement.

Section 3.           Amendment to Exhibit A of the Lease Assignment.  From and after the Amendment Effective Date, the Exhibit A of the Lease Assignment is hereby amended and restated in its entirety to read as set forth on the New Legal Description and the Conveyed Property shall no longer be subject to the terms and conditions of the Lease Assignment.

Section 4.           Master Lease Amendment.  From and after the Amendment Effective Date, the Conveyed Property shall no longer be subject to the terms and conditions of the Master Lease.

Section 5.           Representations and Warranties.  The Lessee hereby represents and warrants to the Indenture Trustee, each Purchaser and the Lessor:

(a)           No Default or Event of Default has occurred and is continuing (or would result from the amendments contemplated hereby).

(b)           The execution, delivery and performance by the Lessee of this Master Amendment and each of the documents amended hereby (as amended by this Master Amendment), as the case may be, have been duly authorized by all necessary corporate action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.

(c)           This Master Amendment and each of the documents amended hereby (as amended by this Master Amendment) constitute the legal, valid and binding obligations of the Lessee, enforceable against it in accordance with their respective terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles

2

of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(d)           All conditions precedent to Lessee’s exercise of the Partial Purchase Option set forth in Section 18.1 of the Master Lease have been satisfied.

Section 6.           Continuing Effectiveness; Ratification.  As herein amended, the Master Lease and each of the Operative Documents  shall remain in full force and effect and each of the agreements and obligations contained therein (as amended hereby) is hereby ratified and confirmed in all respects.  After the Amendment Effective Date, all references to the “Master Lease”, “Lease Supplement”, “Deed of Trust” and “Lease Assignment” in the Operative Documents respectively, shall refer to such documents as amended hereby.

Section 7.           Counterparts.  This Master Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

Section 8.           Governing Law.  This Master Amendment shall be a contract made under and governed by the laws of the State of New York applicable to contracts made and to be performed entirely within such state.

Section 9.           Successors and Assigns.  This Master Amendment shall be binding upon the parties hereto and their respective successors and assigns, and shall inure to the benefit of the parties hereto, and their respective successors and assigns.

Section 10.       Effectiveness.  The amendments set forth herein shall become effective as of the date hereof (the “Amendment Effective Date”) upon the Indenture Trustee’s receipt of counterparts of this Master Amendment executed by the parties hereto and release of the same for recordation in Denton County, Texas and Tarrant County, Texas.

[SIGNATURE PAGES TO FOLLOW]

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This Master Amendment is entered into between us for the uses and purposes hereinabove set forth as of the date first above written

Lessee	SABRE INC.

	By	/s/Gary Golden
Name Garrett K. Golden
Its SVP Corporate Planning & Development

Lessor:	CSL LEASING INC.

	By	/s/Michael O’Hern
Name Michael O’Hern
Its Vice President

Indenture Trustee:	WILMINGTON TRUST COMPANY

	By	/s/ Tira Johnson
Name Tira L. Johnson
Its Financial Services Officer

Deed of Trust Trustee:	Jeffrey A. Rattikin, as Deed of Trust Trustee

/s/Jeffrey A. Rattikin

4

STATE OF TEXAS	)
) SS.:
COUNTY OF TARRANT	)

I, the undersigned, a Notary Public in and for said County, in the State aforesaid, do hereby certify that Garrett K. Golden, the SVP Corporate Planning and Development of SABRE INC., a Delaware corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such officer, appeared before me this day in person and acknowledged that she/he signed and delivered the said instrument as her/his own free and voluntary act and as the free and voluntary act and deed of said corporation for the uses and purposes therein set forth.

Given under my hand and notarial seal, this 7th day of December, 2006.

[NOTARIAL SEAL]

Notary Public

/s/Kristi N. Wooddell
(TYPE OR PRINT NAME)

(SEAL)

Commission Expires:
04-11-07

STATE OF OHIO	)
) SS.:
COUNTY OF DELAWARE	)

I, the undersigned, a Notary Public in and for said County, in the State aforesaid, do hereby certify that Michael O’Hern, the Vice President of CSL LEASING, INC., a Delaware corporation, who is personally known to me to be the same persons whose names is subscribed to the foregoing instrument as such Vice President, appeared before me this day in person and acknowledged that she/he signed and delivered the said instrument as her/his own free and voluntary act and as the free and voluntary act and deed of said Indenture Trustee for the uses and purposes therein set forth.

Given under my hand and notarial seal, this 7th day of  December, 2006.

[NOTARIAL SEAL]

Notary Public

/s/Stacy R. Roth
(TYPE OR PRINT NAME)STACY R. ROTH

(SEAL)

Commission Expires:
3/11/2009

 STATE OF DELAWARE                                   )

                                                                ) SS.:

COUNTY OF NEW CASTLE                             )

I, the undersigned, a Notary Public in and for said County, in the State aforesaid, do hereby certify that Tira L. Johnson, the Financial Services Officer of WILMINGTON TRUST COMPANY, as Indenture Trustee, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such Tira L. Johnson, appeared before me this day in person and acknowledged that she/he signed and delivered the said instrument as her/his own free and voluntary act and as the free and voluntary act and deed of said corporation for the uses and purposes therein set forth.

Given under my hand and notarial seal, this 7 day of December, 2006.

[NOTARIAL SEAL]

Notary Public

/s/Jacqueline Solone
(TYPE OR PRINT NAME)

(SEAL)

Commission Expires:

___[Notarial Seal]_________________

STATE OF TEXAS                                              )

                                                                ) SS.:

COUNTY OF TARRANT                                   )

I, the undersigned, a Notary Public in and for said County, in the State aforesaid, do hereby certify that of JEFFREY A. RATTIKIN, as Deed of Trust Trustee, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his own free and voluntary act for the uses and purposes therein set forth.

Given under my hand and notarial seal, this 8th day of December, 2006.

[NOTARIAL SEAL]

Notary Public

/s/Sabra M. Robinson
(TYPE OR PRINT NAME)

(SEAL)

Commission Expires:

EXHIBIT A

DESCRIPTION OF ORIGINAL PROPERTY

TRACT 1:

BEING a tract of land situated in the J. B. Martin Survey, Abstract No.1134, the T. W. Mann Survey, Abstract No. 1107,  and the U. P. Martin Survey, Abstract No. 1015, Tarrant County, Texas, and the W. Medlin Survey, Abstract No. 1588 Denton County, Texas, and being a portion of Lot 1, Block 1, of the Sabre Group Campus, an addition to the City of Southlake, Tarrant County, Texas as recorded in Cabinet A, Page 7212 of Tarrant County Plat Records and being more particularly described by metes and bounds as follows:

BEGINNING at a 5/8 inch iron rod found with “Huitt-Zollars” cap on the southerly platted right-of-way line of Kirkwood Boulevard (formerly Parkway Boulevard) 131 foot right-of-way, said iron rod being at the most southerly southwest corner of MTP-IBM Addition No. 1, an addition to the City of Southlake, Tarrant County, Texas, as recorded in Volume 388/211, Page 68 and 69 of Tarrant County Plat Records and recorded in Volume G, Page 208 of the Plat Records of Denton County, Texas

THENCE along the southerly right-of-way line of said Kirkwood Boulevard as follows:

North 63 degrees 15 minutes 25 seconds East, a distance of 32.25 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the beginning of a curve to the right;

Along said curve to the right with a central angle of 24 degrees 19 minutes 16 seconds, a radius of 1,419.50 feet, an arc distance of 602.55 feet a long chord that bears North 75 degrees 25 minutes 02 seconds East, a distance of 598.04 feet to an X cut found;

North 87 degrees 34 minutes 40 seconds East, a distance of 137.89 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the southeast corner of said MTP-IBM Addition No. 1;

THENCE North 00 degrees 09 minutes 22 seconds West, along an east line of said MTP-IBM Addition No. 1, a distance of 14.01 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap on the south right-of-way line of Kirkwood Boulevard as established by said Sabre Group Campus addition;

THENCE North 87 degrees 34 minutes 40 seconds East along the south right-of-way line of said Kirkwood Boulevard a distance of 252.04 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the beginning of a curve to the left;

THENCE continuing along the south right-of-way line of Kirkwood Boulevard and along said curve to the left through a central angle of 09 degrees 11 minutes 39 seconds, a radius of 401.50 feet, an arc distance of 64.43 feet, being subtended by a chord bearing North 82 degrees 58 minutes 51 seconds East a distance of 64.36 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE departing the south right-of-way line of Kirkwood Boulevard, South 22 degrees 30 minutes 21 seconds East a distance of 119.26 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE North 68 degrees 32 minutes 17 seconds East a distance of 203.72 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE South 22 degrees 16 minutes 15 seconds East a distance of 235.04 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap;

THENCE South 67 degrees 59 minutes 47 seconds West a distance of 70.78 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap;

THENCE South 21 degrees 59 minutes 34 seconds East a distance of 350.46 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap;

THENCE North 68 degrees 00 minutes 26 seconds East a distance of 147.50 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap;

THENCE South 22 degrees 52 minutes 05 seconds East a distance of 7.15 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE South 07 degrees 12 minutes 29 seconds East a distance of 203.67 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE North 87 degrees 46 minutes 56 seconds East a distance of 190.18 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE South 59 degrees 01 minutes 33 seconds East a distance of 31.03 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE South 83 degrees 24 minutes 34 seconds East a distance of 57.08 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap;

THENCE South 10 degrees 05 minutes 54 seconds West a distance of 129.53 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap;

THENCE South 86 degrees 20 minutes 23 seconds East a distance of 423.57 feet to a point for corner on the westerly line of Kirkwood Boulevard, a variable width Private and Emergency Access, Utility, and Drainage Easement, recorded in Cabinet A, Page 7214 of the Plat Records of Tarrant County, Texas;

THENCE South 05 degrees 49 minutes 05 seconds West along the westerly line of Kirkwood Boulevard a distance of 381.60 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the beginning of a curve to the left;

THENCE, continuing along the westerly line of Kirkwood Boulevard andalong said curve to the left with a central angle of 40 degrees 55 minutes 16 seconds, a radius of 1,053.50 feet, an arc distance of 752.42 feet a long chord that bears South 14 degrees 38 minutes 33 seconds East, a distance of 736.53 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap;

THENCE, South 35 degrees 06 minutes 11 seconds East continuing along the westerly line of Kirkwood Boulevard a distance of 268.48 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap on the northerly line of Kirkwood Hollow Phase I, an addition to the City of Southlake as recorded in Cabinet A, Page 4537 of the Tarrant County Plat Records;

THENCE, South 56 degrees 24 minutes 01 seconds West along the platted northwesterly line of said Kirkwood Hollow Phase I and an extension thereof a distance of 92.10 feet to point for corner in the centerline of South Fork Kirkwood Branch;

THENCE, generally along the centerline of said branch the following courses and distances:

South 17 degrees 28 minutes 39 seconds West a distance of 13.61 feet to a point for corner;

South 40 degrees 25 minutes 34 seconds West a distance of 38.10 feet to a point for corner;

South 26 degrees 58 minutes 38 seconds West a distance of 25.77 feet to a point for corner;

South 02 degrees 00 minutes 59 seconds West a distance of 29.72 feet to a point for corner;

South 69 degrees 47 minutes 31 seconds West a distance of 22.44 feet to a point for corner;

South 84 degrees 36 minutes 18 seconds West a distance of 26.95 feet to a point for corner;

South 53 degrees 15 minutes 40 seconds West a distance of 22.56 feet to a point for corner;

South 25 degrees 06 minutes 35 seconds West a distance of 37.90 feet to a point for corner;

South 07 degrees 01 minutes 26 seconds East a distance of 29.93 feet to a point for corner;

South 00 degrees 53 minutes 14 seconds East a distance of 31.56 feet to a point for corner;

South 19 degrees 28 minutes 57 seconds West a distance of 14.92 feet to a point for corner;

South 59 degrees 39 minutes 56 seconds West a distance of 33.26 feet to a point for corner;

North 65 degrees 23 minutes 25 seconds West a distance of 50.64 feet to a point for corner;

South 76 degrees 18 minutes 39 seconds West a distance of 54.62 feet to a point for corner;

North 39 degrees 23 minutes 55 seconds West a distance of 28.52 feet to a point for corner;

North 80 degrees 25 minutes 36 seconds West a distance of 16.87 feet to a point for corner;

North 76 degrees 53 minutes 30 seconds West a distance of 38.04 feet to a point for corner;

North 43 degrees 26 minutes 30 seconds East a distance of 16.71 feet to a point for corner;

North 62 degrees 48 minutes 05 seconds East a distance of 25.48 feet to a point for corner;

North 03 degrees 15 minutes 56 seconds West a distance of 20.42 feet to a point for corner;

North 47 degrees 33 minutes 51 seconds West a distance of 25.63 feet to a point for corner;

North 57 degrees 28 minutes 08 seconds West a distance of 26.66 feet to a point for corner;

South 70 degrees 01 minute 26 seconds West a distance of 18.54 feet to a point for corner;

South 37 degrees 59 minutes 12 seconds West a distance of 30.91 feet to a point for corner;

South 09 degrees 24 minutes 11 seconds West a distance of 8.82 feet to a point for corner;

South 51 degrees 22 minutes 17 seconds West a distance of 41.55 feet to a point for corner;

South 32 degrees 44 minutes 12 seconds West a distance of 23.43 feet to a point for corner;

South 53 degrees 10 minutes 04 seconds West a distance of 44.67 feet to a point for corner;

South 66 degrees 26 minutes 53 seconds West a distance of 31.90 feet to a point for corner;

South 45 degrees 09 minutes 44 seconds East a distance of 17.42 feet to a point for corner;

South 76 degrees 54 minutes 57 seconds East a distance of 36.92 feet to a point for corner;

South 20 degrees 45 minutes 22 seconds West a distance of 40.45 feet to a point for corner;

South 30 degrees 23 minutes 01 second West a distance of 72.88 feet to a point for corner;

South 53 degrees 13 minutes 24 seconds West a distance of 99.78 feet to a point for corner;

South 62 degrees 06 minutes 48 seconds West a distance of 87.11 feet to a point for corner;

South 58 degrees 29 minutes 32 seconds West a distance of 51.51 feet to a point for corner;

North 85 degrees 07 minutes 51 seconds West a distance of 53.55 feet to a point for corner;

South 76 degrees 52 minutes 54 seconds West a distance of 38.97 feet to a point for corner;

North 67 degrees 16 minutes 38 seconds West a distance of 56.75 feet to a point for corner;

South 55 degrees 38 minutes 19 seconds West a distance of 11.38 feet to a point for corner on the easterly right-of-way line of State Highway No. 114;

THENCE, along the easterly right-of-way line of State Highway No. 114 as follows:

North 36 degrees 32 minutes 05 seconds West a distance of 147.32 feet to a Texas Highway Department concrete monument, found;

North 47 degrees 50 minutes 42 seconds West, a distance of 101.98 feet to a Texas Highway Department concrete monument, found;

North 36 degrees 32 minutes 04 seconds West, a distance of 500.00 feet to a Texas Highway Department concrete monument, found;

North 32 degrees 14 minutes 44 seconds West, a distance of 200.56 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

North 36 degrees 32 minutes 05 seconds West, a distance of 199.81 feet to a Texas Highway Department concrete monument found;

North 42 degrees 14 minutes 23 seconds West, a distance of 201.18 feet to a Texas Highway Department concrete monument, found;

North 36 degrees 32 minutes 05 seconds West, a distance of 702.91 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

North 18 degrees 59 minutes 38 seconds West, a distance of 112.97 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

North 32 degrees 06 minutes 29 seconds West, a distance of 430.57 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

North 29 degrees 36 minutes 27 seconds West, a distance of 232.63 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the beginning of a curve to the left;

Along said curve to the left, with a central angle of 06 degrees 26 minutes 28 seconds, a radius of 1,452.40 feet, an arc distance of 163.28 feet, a long chord that bears North 32 degrees 49 minutes 41 seconds West, a distance of 163.19 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the beginning of a reverse curve to the right;

Along said curve to the right, with a central angle of 99 degrees 18 minutes 20 seconds, a radius of 90.00 feet, an arc distance of 155.99 feet, a long chord that bears North 13 degrees 36 minutes 16 seconds East, a distance of 137.18 feet to the POINT OF BEGINNING and CONTAINING 84.62 acres of land, more or less.

TRACT 2:

Being a tract of land situated in the U.P. Martin Survey, Abstract No. 1015 and the W. Medlin Survey, Abstract No. 1958, City of Southlake, Tarrant County, Texas and being a portion of Lot 2, Block 1, (Kirkwood Boulevard) of the Sabre Group Campus, an addition to the City of Southlake as recorded in Cabinet A, Page 7212 of the Plat Records Tarrant County, Texas and being more particularly described as follows;

BEGINNING at a 5/8 inch iron rod found with “Huitt-Zollars” cap at the most southwesterly corner of said Lot 2, Block 1;

THENCE along the northerly, easterly, westerly and southerly lines of said Lot 2, Block 1, the following;

North 00 degrees 09 minutes 22 seconds West a distance of 103.08 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

North 87 degrees 34 minutes 40 seconds East a distance of 247.97 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the beginning of a curve to the left;

Along said curve to the left, with a central angle of 48 degrees 16 minutes 27 seconds, a radius of 298.50 feet, an arc length of 251.50 feet, being subtended by a chord of North 63 degrees 26 minutes 27 seconds East a distance of 244.13 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

North 39 degrees 18 minutes 13 seconds East a distance of 365.12 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the beginning of a curve to the right;

Along said curve to the right, with a central angle of 111 degrees 06 minutes 37 seconds, a radius of 432.50 feet, an arc length of 838.71 feet, being subtended by a chord of South 85 degrees 08 minutes 31 seconds East a distance of 713.33 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the beginning of a compound curve to the right;

Along said curve to the right, with a central angle of 35 degrees 24 minutes 20 seconds, a radius of 2,053.50 feet, an arc length of 1,268.95 feet, being subtended by a chord of South 11 degrees 53 minutes 00 seconds East a distance of 1,248.85 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

South 05 degrees 49 minutes 05 seconds West a distance of 525.17 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the beginning of a curve to the left;

Along a curve to the left, with a central angle of 27 degrees 51 minutes 58 seconds, a radius of 946.50 feet, an arc length of 460.34 feet, being subtended by a chord of South 08 degrees 06 minutes 54 seconds East a distance of 455.81 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the beginning of a non-tangent curve to the left;

Along a curve to the left, with a central angle of 13 degrees 03 minutes 23 seconds, a radius of 946.50 feet, an arc length of 215.69 feet, being subtended by a chord of South 28 degrees 22 minutes 52 seconds East a distance of 215.22 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

South 35 degrees 06 minutes 11 seconds East a distance of 271.33 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

South 56 degrees 24 minutes 01 second West a distance of 106.31 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap;

North 35 degrees 06 minutes 11 seconds West a distance of 268.48 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap at the beginning of a curve to the right;

Along a curve to the right, with a central angle of 40 degrees 55 minutes 16 seconds, a radius of 1,053.50 feet, an arc length of 752.42 feet, being subtended by a chord of North 14 degrees 38 minutes 33 seconds West a distance of 736.53 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

North 05 degrees 49 minutes 05 seconds East a distance of 525.17 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the beginning of a curve to the left;

Along a curve to the left, with a central angle of 32 degrees 22 minutes 04 seconds, a radius of 1,946.50 feet, an arc length of 1099.63 feet, being subtended by a chord of North 10 degrees 21 minutes 57 seconds West a distance of 1085.06 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the beginning of a compound curve to the left;

Along a curve to the left, with a central angle of 109 degrees 51 minutes 56 seconds, a radius of 367.50 feet, an arc length of 704.69 feet, being subtended by a chord of North 81 degrees 28 minutes 57 seconds West a distance of 601.58 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

South 43 degrees 35 minutes 05 seconds West a distance of 352.12 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the beginning of a curve to the right;

 Along a curve to the right, with a central angle of 43 degrees 59 minutes 35 seconds, a radius of 401.50 feet, an arc length of 308.28 feet, being subtended by a chord of South 65 degrees 34 minutes 52 seconds West a distance of 300.76 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

South 87 degrees 34 minutes 40 seconds West a distance of 252.04 feet to the POINT OF BEGINNING and containing 11.39 acres of land, more or less.

TRACT 3:

BEING a tract of land situated in the R. D. Price Survey, Abstract No. 1207, and the U. P. Martin Survey, Abstract No. 1015, Tarrant County, Texas, and being a portion of Lot 4, Block 1, of the Sabre Group Campus, an addition to the City of Southlake, Tarrant County, Texas as recorded in Cabinet A, Page 7212 of Tarrant County Plat Records and being more particularly described by metes and bounds as follows:

BEGINNING at a 5/8 inch iron rod found with “Huitt-Zollars” cap at the most northerly northeast corner of said Lot 4, Block 1, of the Sabre Group Campus;

THENCE, South 01 degree 09 minutes 16 seconds East, along the east line of said Lot 4 a distance of 651.54 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE, North 89 degrees 56 minutes 04 seconds East, along a north line of said Lot 4 a distance of 333.16 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap in the westerly right-of-way line of White Chapel Road (50 feet wide right-of-way);

THENCE, along the westerly right-of-way of White Chapel Road, South 02 degrees 11 minutes 25 seconds East, a distance of 85.06 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the northeasterly corner of a tract of land as described in Special Warranty Deed to the City of Southlake recorded in Volume 13679, Page 131, deed Records of Tarrant County, Texas;

THENCE, South 89 degrees 56 minutes 04 seconds West, departing the westerly right-of-way line of said White Chapel Road and along the northerly line of said City of Southlake tract, a distance of 114.99 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the northwesterly corner of said City of Southlake tract;

THENCE, South 00 degrees 03 minutes 56 seconds East, along the westerly line of said City of Southlake tract, a distance of 100.00 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the southwesterly corner of said City of Southlake tract;

THENCE, South 06 degrees 07 minutes 22 seconds West, a distance of 197.87 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap, said point being at the most northerly corner of Lot 3, Block 1, of said Sabre Group Campus;

THENCE, along the westerly line of said Lot 3, Block 1, the following;

South 50 degrees 28 minutes 49 seconds West a distance of 75.68 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

South 28 degrees 10 minutes 20 seconds West a distance of 120.67 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

South 06 degrees 00 minutes 11 seconds West a distance of 480.06 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

South 20 degrees 02 minutes 32 seconds West a distance of 298.60 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

South 01 degrees 53 minutes 07 seconds West a distance of 140.38 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

South 07 degrees 06 minutes 00 seconds East a distance of 492.52 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

South 67 degrees 13 minutes 45 seconds West a distance of 56.62 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap, said point being on the easterly right-of-way line of Kirkwood Boulevard (a variable width private easement) as shown on said Sabre Group Campus Addition Plat and being the beginning of a non-tangent curve to the right;

THENCE, along the easterly and northerly right-of-way line of said Kirkwood Boulevard, the following:

Along said curve to the right, with a central angle of 27 degrees 51 minutes 58 seconds, a radius of 946.50 feet, an arc distance of 460.34 feet, a long chord that bears North 08 degrees 06 minutes 54 seconds West, a distance of 455.81 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the end of said curve;

North 05 degrees 49 minutes 05 seconds East, a distance of 525.17 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the beginning of a curve to the left;

Along said curve to the left with a central angle of 35 degrees 24 minutes 20 seconds, a radius of 2,053.50 feet, an arc distance of 1,268.95 feet, a long chord that bears North 11 degrees 53 minutes 05 seconds West, a distance of 1,248.85 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the beginning of a compound curve to the left;

Along said curve to the left, with a central angle of 62 degrees 04 minutes 19 seconds, a radius of 432.50 feet, an arc distance of 468.55 feet, a long chord that bears North 60 degrees 37 minutes 23 seconds West, a distance of 445.97 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap at the end of said curve;

THENCE, North 00 degrees 26 minutes 56 seconds West, departing the northerly right-of-way line of Kirkwood Boulevard a distance of 176.23 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap on a north line of said Lot 4, Block 1, Sabre Group Campus;

THENCE, North 89 degrees 33 minutes 04 seconds East, along the North line of said Lot 4 a distance of 708.61 feet to the POINT OF BEGINNING and CONTAINING 13.73 acres of land, more or less.

TRACT 4:

BEING a tract of land situated in the U. P. Martin Survey, Abstract No. 1015, Tarrant County, Texas, and being a portion of Lot 4, Block A of the MTP-IBM Addition No. 1, an addition to the City of Southlake, Tarrant County, Texas, as recorded in Volume 388/211, Page 68 and 69 of Tarrant County Plat Records and recorded in Volume G, Page 208 of the Plat Records of Denton County, Texas, and being a portion of Lot 4, Block 1, of the Sabre Group Campus, an addition to the City of Southlake, Tarrant County, Texas as recorded in Cabinet A, Page 7212 of Tarrant County Plat Records and being more particularly described by metes and bounds as follows:

COMMENCING at a 5/8 inch iron rod found with “Huitt-Zollars” cap at the most northerly northeast corner of said Lot 4, Block 1, of the Sabre Group Campus;

THENCE, South 89 degrees 33 minutes 04 seconds West, along a north line of last mentioned Lot 4 a distance of 1,132.28 feet to a Corp of Engineers concrete monument found;

THENCE, South 89 degrees 50 minutes 38 seconds West, continuing along a north line of last mentioned Lot 4 a distance of 384.54 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap at the POINT OF BEGINNING;

THENCE, South 00 degrees 08 minutes 38 seconds West, departing the north line of last mentioned Lot 4 a distance of 589.25 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap;

THENCE, North 90 degrees 00 minutes 00 seconds West, a distance of 221.56 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap on the platted easterly right-of-way line of East T.W. King Road, a variable width right-of-way as established by said MTP-IBM Addition No. 1;

THENCE, North 00 degrees 09 minutes 22 seconds West, departing the said northerly right-of-way line of East T.W. King Road a distance of 588.63 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap on the north line of Lot 4, Block A, of said MTP-IBM Addition;

THENCE, North 89 degrees 50 minutes 38 seconds East, along the north line of Lot 4, Block A of said MTP-IBM Addition and the north line of said Lot 4, Block 1, of said Sabre Group Campus a distance of 224.64 feet to the POINT OF BEGINNING and CONTAINING 3.02 acres of land, more or less.

TRACT 5:

BEING a tract of land situated in the W. Medlin Survey, Abstract No. 1958, and the U. P. Martin Survey, Abstract No. 1015, Tarrant County, Texas, and the W. Medlin Survey, Abstract No. 1588 Denton County, Texas, and being a portion of Lot 4, Block A of the MTP-IBM Addition No. 1, an addition to the City of Southlake, Tarrant County, Texas, as recorded in Volume 388/211, Page 68 and 69 of Tarrant County Plat Records and recorded in Volume G, Page 208 of the Plat Records of Denton County, Texas, and being more particularly described by metes and bounds as follows:

BEGINNING at a 5/8 inch iron rod found with “Huitt-Zollars” cap on the platted easterly right-of-way line of East T.W. King Road. a variable width right-of-way, as established by said MTP-IBM Addition No. 1, said point being the Northwest corner of said Lot 4;

THENCE, along the northerly line of said Lot 4 the following:

North 88 degrees 17 minutes 12 seconds East a distance of 80.85 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

South 00 degrees 12 minutes 32 seconds West, a distance of 220.18 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

South 31 degrees 05 minutes 05 seconds East, a distance of 50.00 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

South 63 seconds 57 minutes 48 seconds East, a distance of 359.25 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

South 89 degrees 47 minutes 28 seconds East, a distance of 79.66 feet to a 5/8 inch iron rod found with cap;

South 00 degrees 12 minutes 32 seconds West, a distance of 43.43 feet to a 5/8 inch iron rod found;

North 89 degrees 42 minutes 23 seconds East, a distance of 479.25 feet to a Corps of Engineers concrete monument found;

North 89 degrees 50 minutes 38 seconds East, a distance of 50.87 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap;

THENCE, South 00 degrees 09 minutes 22 seconds East, departing the North line of Lot 4 a distance of 588.63 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap the easterly right-of-way line of said East T.W. King Road, and being the beginning of a non-tangent curve to the left;

THENCE, along the easterly and northerly right-of-way line of East T.W. King Road the following:

Along said curve to the left, with a central angle of 13 degrees 29 minutes 39 seconds, a radius of 610.00 feet, an arc distance of 143.67 feet, a long chord that bears North 11 degrees 25 minutes 03 seconds West, a distance of 143.33 feet a 5/8 inch iron rod found with “Huitt-Zollars” cap;

North 18 degrees 09 minutes 51 seconds West, a distance of 3.34 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the beginning of a curve to the left;

Along said curve to the left, with a central angle of 54 degrees 27 minutes 17 seconds, a radius of 474.00 feet, an arc distance of 450.50 feet, a long chord that bears North 45 degrees 23 minutes 30 seconds West, a distance of 433.73 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

North 72 degrees 37 minutes 08 seconds West, a distance of 404.43 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the beginning of a curve to the right;

Along said curve to the right, with a central angle of 55 degrees 00 minutes 00 seconds, a radius of 406.00 feet, an arc distance of 389.73 feet, a long chord that bears North 45 degrees 07 minutes 08 seconds West, a distance of 374.94 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the beginning of a compound curve to the right;

Along said curve to the right, with a central angle of 08 degrees 58 minutes 48 seconds, a radius of 1,406.00 feet, an arc distance of 220.36 feet, a long chord that bears North 13 degrees 07 minutes 44 seconds West, a distance of 220.13 feet to the POINT OF BEGINNING and CONTAINING 3.88 acres of land, more or less.

TRACT 6:

BEING 20.152 acres of land situated in the W. MEDLIN SURVEY, ABSTRACT NO. 1958, and the U. P. MARTIN SURVEY, ABSTRACT NO. 1015, Tarrant County, Texas and the

W. MEDLIN SURVEY, ABSTRACT NO. 1588, Denton County, Texas, and being part of LOT 1, BLOCK B, MTP-IBM ADDITION NO. 1, an Addition to the City of Southlake, Tarrant and Denton Counties, Texas, according to the Plats thereof recorded in Volume 388-211, Page 68, 69, Map Records, Tarrant County, Texas, and Volume G, Page 208, Map Records, Denton County, Texas, and being more particularly described as follows:

COMMENCING at a cut cross in concrete found at the most westerly, southwest corner of said Lot 1, Block B;

THENCE North 00 degrees 08 minutes 56 seconds East, a distance of 32.40 feet along the West line of said Lot 1, Block B, to a Texas Highway Department concrete monument found at the intersection of the northeasterly right-of-way line of State Highway No. 114 (a variable width right-of-way) and the east right-of-way line of T.W. King Road (a variable width right-of-way), the POINT OF BEGINNING of the herein described tract of land;

THENCE along the easterly right-of-way line of T. W. King Road and along the westerly line of said Lot 1, Block B, the following:

North 00 degrees 08 minutes 56 seconds East, a distance of 551.44 feet to a 1/2-inch iron rod found with “Huitt-Zollars” cap for a corner;

North 00 degrees 09 minutes 31 seconds West, a distance of 101.34 feet to a 1/2 inch iron rod found with “Huitt-Zollars” cap for a corner;

North 17 degrees 45 minutes 59 seconds East, a distance of 14.31 feet to a 1/2-inch iron rod found with “Huitt-Zollars” cap for a corner;

North 11 degrees 45 minutes 51 seconds East, a distance of 35.89 feet to a 1/2-inch iron rod found with “Huitt-Zollars” cap for a corner;

North 21 degrees 31 minutes 41 seconds East, a distance of 36.00 feet to a 1/2-inch iron rod found with “Huitt-Zollars” cap for a corner;

North 50 degrees 38 minutes 00 seconds East, a distance of 10.80 feet to a 1/2-inch iron rod found with “Huitt-Zollars” cap for a corner;

North 46 degrees 50 minutes 55 seconds East, a distance of 26.59 feet to a 1/2-inch iron rod found with “Huitt-Zollars” cap for a corner;

North 61 degrees 02 minutes 18 seconds East, a distance of 29.53 feet to a 1/2-inch iron rod found with “Huitt-Zollars” cap for a corner;

North 67 degrees 27 minutes 19 seconds East, a distance of 20.28 feet to a 1/2-inch iron rod found with “Huitt-Zollars” cap for a corner;

North 60 degrees 08 minutes 24 seconds East, a distance of 109.47 feet to a P.K. nail set in asphalt for a corner;

North 13 degrees 05 minutes 02 seconds East, a distance of 42.89 feet to a P.K. nail set in asphalt on the platted southwesterly right-of-way line of East T. W. King Road (a variable width right-of-way) and being the beginning of a non-tangent curve to the left having a radius of 1,474.00, a central angle of 6 degrees 59 minutes 22 seconds and being subtended by a chord of 179.70 feet which bears South 14 degrees 07 minutes 26 seconds East;

THENCE along the platted southwesterly right-of-way line of East T.W. King Road and along the northeasterly line of said Lot 1, Block B the following:

Southeasterly along said curve to the left, an arc distance of 179.81 feet, to a 1/2-inch iron rod found with “Huitt-Zollars” cap at the point of compound curvature of a curve to the left having a radius of 474.00, a central angle of 55 degrees 00 minutes 00 seconds and being subtended by a chord of 437.74 feet which bears South 45 degrees 07 minutes 08 seconds East;

Southeasterly along said curve to the left, an arc distance of 455.01 feet, to a 1/2-inch iron rod found with “Huitt-Zollars” cap at the end of said curve;

South 72 degrees 37 minutes 08 seconds East, a distance of 404.43 feet to a cut cross found in concrete at the beginning of a curve to the right having a radius of 406.00 feet, a central angle of 42 degrees 59 minutes 03 seconds, and being subtended by a chord of 297.49 feet which bears South 51 degrees 07 minutes 37 seconds East;

Southeasterly along said curve to the right, an arc distance of 304.59 feet, to a 1/2-inch iron rod found with “Huitt-Zollars” cap at the end of said curve;

South 29 degrees 38 minutes 05 seconds East, a distance of 1.84 feet to a 1/2-inch iron rod found with “Huitt-Zollars” cap at the beginning of a curve to the right having a radius of 290.00 feet, a central angle of 27 degrees 12 minutes 45 seconds, and being subtended by a chord of 136.44 feet which bears South 16 degrees 01 minutes 43 seconds East;

Southeasterly along said curve to the right, an arc distance of 137.73 feet to a 1/2-inch iron rod found with “Huitt-Zollars” cap at the end of said curve;

South 02 degrees 25 minutes 20 seconds East, a distance of 152.15 feet to a 1/2-inch iron rod found with “Huitt-Zollars” cap at the beginning of a curve to the right having a radius of 45.00 feet, a central angle of 90 degrees 00 minutes 00 seconds,  and being subtended by a chord of 63.64 feet which bears South 42 degrees 34 minutes 40 seconds West;

Southwesterly along said curve to the right, an arc distance of 70.69 feet, to a 1/2-inch iron rod found with “Huitt-Zollars” cap at the end of said curve, on the platted northerly right-of-way line of Kirkwood Boulevard (formerly Parkway Boulevard, a 131 foot right-of-way);

THENCE along the northerly right-of-way line of Kirkwood Boulevard, and along the southerly line of said Lot 1, Block B, the following:

South 87 degrees 34 minutes 40 seconds West, a distance of 4.98 feet to a 1/2-inch iron rod found with “Huitt-Zollars” cap at the beginning of a curve to the left having a radius of 1,550.50, a central angle of 24 degrees 19 minutes 16 seconds and being subtended by a chord of 653.23 feet which bears South 75 degrees 25 minutes 02 seconds West;

Southwesterly along said curve to the left, an arc distance of 658.16 feet to a 1/2-inch iron rod found with “Huitt-Zollars” cap at the end of said curve;

South 63 degrees 15 minutes 25 seconds West, a distance of 73.69 feet to a 1/2-inch iron rod found with “Huitt-Zollars” cap in the northeasterly right-of-way line of State Highway No. 114 as described in Deed to the State of Texas, recorded in Volume 9006, Page 961, Deed Records, Tarrant County, Texas, at the beginning of a curve to the right having a radius of 90.00, a central angle of 80 degrees 12 minutes 10 seconds and being subtended by a chord of 115.95 feet which bears North 76 degrees 38 minutes 30 seconds West;

THENCE along the northeasterly right-of-way line of State Highway No. 114, and along the southwesterly line of said Lot 1, Block B, the following:

Northwesterly along said curve to the right, an arc distance of 125.98 feet, to a 1/2-inch iron rod found with “Huitt-Zollars” cap at the end of said curve;

North 36 degrees 32 minutes 25 seconds West, a distance of 104.25 feet to a 1/2-inch iron rod found with “Huitt-Zollars” cap at the beginning of a curve to the left, having a radius of 974.93 feet, a central angle of 11 degrees 52 minutes 30 seconds, and being subtended by a chord of 201.70 feet which bears North 42 degrees 28 minutes 40 seconds West,

Northwesterly along said curve to the left, an arc distance of 202.06 feet, to a 1/2-inch iron rod found with “Huitt-Zollars” cap at the end of said curve;

THENCE, departing the southwesterly line of said Lot 1, Block B, along the northeasterly right-of-way line of State Highway No. 114 as described in Donation Deed to the State of Texas, recorded in Volume 10474, Page 386, Deed Records, Tarrant County, Texas, the following:

North 43 degrees 15 minutes 17 seconds West, a distance of 54.73 feet to a 1/2-inch iron rod found with “Huitt-Zollars” cap at the beginning of a curve to the right having a radius of 1,412.39 feet, a central angle of 07 degrees 41 minutes 48 seconds, and being subtended by a chord of 189.59 feet which bears North 41 degrees 14 minutes 50 seconds West;

Northwesterly along said curve to the right, an arc distance of 189.73 feet, to the POINT OF BEGINNING, and containing 20.152 acres of land, more or less.

TRACT 7:

Being a tract of land situated in the C.M. Throop Survey, Abstract No. 1510, the W. Medlin Survey, Abstract No. 1958, Tarrant County, Texas and being all of Tract IV as described in deed to First Security Bank National Association as recorded in Volume 14008, Page 315, Deed Records, Tarrant County, Texas, and being all of Lot 1, CM Throop No. 1510 Addition, an addition to the City of Southlake, Texas as recorded in Cabinet A, Slide 4154 of the Plat Records of Tarrant County, Texas and being more particularly described as follows:

BEGINNING at a  5/8 inch iron rod found with “Huitt-Zollars” cap at the intersection of the platted westerly right-of-way line of  T.W. King Road and the northeasterly right-of-way line of State Highway No. 114 (a variable width right-of-way);

Thence along the northeasterly right-of-way line of State Highway 114 (a variable width right-of-way) the following:

South 53 degrees 27 minutes 45 seconds West, a distance of 25.19 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap from which a Texas Department of Transportation concrete monument found bears North 44 degrees 30 minutes 24 seconds East, 0.52 feet;

North 36 degrees 32 minutes 15 seconds West, a distance of 156.32 feet to a Texas Department of Transportation concrete monument found, at the beginning of a curve to the left having a radius of 3839.72 feet, a central angle of 03 degrees 16 minutes 19 seconds and being subtended by a chord of 219.24 feet which bears North 38 degrees 10 minutes 25 seconds West;

Northwesterly along said curve to the left, an arc distance of 219.27 feet to a Texas Department of Transportation concrete monument found, at the end of said curve;

North 18 degrees 45 minutes 03 seconds West, a distance of 81.41 feet to a Texas Department of Transportation concrete monument found, at the beginning of a non-tangent curve to the left having a radius of 3869.72 feet, a central angle of 00 degrees 45 minutes 22 seconds and being subtended by a chord of 51.07 feet which bears North 41 degrees 18 minutes 46 seconds West;

Northwesterly along said curve to the left, an arc distance of 51.07 feet to a Texas Department of Transportation concrete monument found at the end of said curve;

Thence, departing the northeasterly right-of-way line of State Highway 114, and along the northwesterly line of said Lot 1, North 53 degrees 29 minutes 00 seconds East, a distance of 441.09 feet to 5/8 inch iron rod found with “Huitt-Zollars” cap for a corner;

Thence, along the platted westerly right-of-way line of TW King Road, the following;

South 03 degrees 07 minutes 00 seconds West, a distance of 3.55 feet, to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the beginning of a curve to the left having a radius of 235.00 feet, a central angle of 35 degrees 35 minutes 41 seconds and being subtended by a chord of 143.66 feet which bears South 17 degrees 56 minutes 46 seconds West;

Southwesterly along said curve to the left an arc distance of 145.99 feet, to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the end of said curve;

South 00 degrees 08 minutes 56 seconds West, a distance of 520.67 feet, to the POINT OF BEGINNING and Containing 2.473 acres of land, more or less;

TRACT 8:

BEING 0.4043 of an acre of land situated in the W. MEDLIN SURVEY, ABSTRACT NO. 1588, Denton County, Texas, and being all of LOT 1, BLOCK A, MTP-IBM ADDITION NO. 1, an Addition to the City of Southlake, Tarrant and Denton Counties, Texas, according to the Plats thereof recorded in Volume 388-211, Page 68, 69, Map Records, Tarrant County, Texas, and Volume G, Page 208, Map Records, Denton County, Texas, and being more particularly described as follows:

BEGINNING at a 5/8 inch iron rod with plastic cap stamped “Carter-Burgess” found for the northwest corner of said Lot 1, Block A, said point being on the platted easterly right-of-way line of East T.W. King Road (a variable width right-of-way);

THENCE South 89 degrees 47 minutes 28 seconds East, along the north line of said Lot 1, Block A, a distance of 96.99 feet to a 5/8 inch iron rod in concrete with plastic cap stamped “Carter-Burgess” found for the northeast corner of said Lot 1, Block A;

THENCE South 00 degrees 12 minutes 32 seconds West, along the east line of said Lot 1, Block A, a distance of 192.67 feet to a 5/8 inch iron rod in concrete with plastic cap stamped “Carter-Burgess” found for the southeast corner of said Lot 1, Block A;

THENCE North 79 degrees 24 minutes 28 seconds West, along the south line of said Lot 1, Block A, a distance of 92.36 feet to a 5/8 inch iron rod with plastic cap stamped “Huitt-Zollars” set for the southwest corner of said Lot 1, Block A, said point being on the easterly right-of-way line of East T.W. King Road and also being the beginning of a non-tangent curve to the right having a radius of 1406.00 feet, a central angle of 7 degrees 10 minutes 56 seconds and being subtended by a chord of 176.13 feet which bears North 01 degrees 47 minutes 15 seconds West;

THENCE, northwesterly along said curve to the right and along the easterly right-of-way line of said East T.W. King Road, an arc distance of 176.25 feet to the point of beginning and containing 0.4043 of an acre of land, more or less.

TRACT 9:

Being a 2.613 acre tract of land situated in the W. Medlin Survey, Abstract No. 1558 the U. P. Martin Survey, Abstract No. 1015, Tarrant County, Texas, and the W. Medlin Survey Abstract No. 1588, Denton County, Texas, and being part of East T.W. King Road (variable width right-of-way) dedicated by the Final Plat of the MTP-IBM ADDITION NO.1, an addition to the City of Southlake, recorded in Volume 388-211, Page 66, Plat Records, Tarrant County, Texas and being that portion of T.W. King Road abandoned by City of Southlake Ordinance No. 776 as recorded in Volume 14903, Page 402, Deed Records, Tarrant County, Texas and being more particularly described as follows:

COMMENCING at a 5/8 inch iron rod found with “Huitt-Zollars” cap at the southeast corner of Kirkwood Boulevard (131 foot right-of-way) as dedicated by said MTP-IBM Addition No. 1 plat;

THENCE North 00 degrees 09 minutes 20 seconds West along the easterly right-of-way line of said Kirkwood Boulevard, a distance of 131.53 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap on the easterly right-of-way line of said T.W. King Road and being the beginning of a non-tangent curve to the right which has a central angle of 73 degrees 12 minutes 27 seconds, a radius of 10.00 feet, and a chord which bears North 39 degrees 01 minutes 39 seconds West a distance of 11.93 feet;

THENCE along the easterly right-of-way line of said T.W. King Road and along said curve to the right, an arc distance of 12.78 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the end of said curve:

THENCE North 02 degrees 25 minutes 20 seconds West, along the easterly right-of-way line of said T.W. King Road, a distance of 35.00 feet to the POINT OF BEGINNING of the herein described tract:

THENCE South 87 degrees 34 minutes 40 seconds West, crossing T.W. King Road a distance of 86.00 feet to a 1/2 inch iron rod found with “Huitt-Zollars” cap on the westerly line of said East T. W. King Road;

THENCE along the westerly right-of-way line of said East T. W. King Road the following:

North 02 degrees 25 minutes 20 seconds West a distance of 152.15 feet to a 1/2 inch iron rod found with “Huitt-Zollars” cap at the beginning of a curve to the left which has a central angle of 27 degrees 12 minutes 45 seconds, a radius of 290.00 feet, and a chord which bears North 16 degrees 01 minutes 43 seconds West a distance of 136.44 feet;

Along said curve to the left, an arc distance of 137.73 feet to a 1/2 inch iron rod found with “Huitt-Zollars” cap at the end of said curve:

North 29 degrees, 38 minutes 05 seconds West a distance of 1.84 feet to a 1/2 inch iron rod found with “Huitt-Zollars” cap at  the beginning of a curve to the left which has a central angle of 42 degrees 59 minutes 03 seconds, a radius of 406.00 feet, and a chord which bears North 51 degrees 07 minutes 37 seconds West a distance of 297.49 feet;

Along said curve to the left, an arc distance of 304.59 feet to a cut cross found in concrete at the end of said curve:

North 72 degrees 37 minutes 08 seconds West a distance of 404.43 feet to a 1/2 inch iron rod found with “Huitt-Zollars” cap at the beginning of a curve to the right which has a central angle of 55 degrees 00 minutes 00 seconds, a radius of 474.00 feet, and a chord which bears North 45 degrees 07 minutes 08 seconds West a distance of 437.74 feet.

Along said curve to the right, an arc distance of 455.01 feet to a 1/2 inch iron rod found with “Huitt-Zollars” cap at the beginning of a compound curve to the right which has a central angle of 05 degrees 42 minutes 18 seconds, a radius of 1,474.00 feet and a chord which bears North 14 degrees 45 minutes 59 seconds West a distance of 146.70 feet;

Along said curve to the right, an arc distance of 146.77 feet to a P.K. nail set in asphalt;

THENCE North 60 degrees 08 minutes 24 seconds East, departing the westerly right-of-way line of T.W. King Road, a distance of 12.68 feet to a P.K. nail set in asphalt at the beginning of a curve to the left which has a central angle of 68 degrees 49 minutes 10 seconds, a radius of 84.28 feet and a chord which bears North 25 degrees 43 minutes 49 seconds East a distance of 95.25 feet;

THENCE along said curve to the left, an arc distance of 101.23 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the end of said curve and being the beginning of a non-tangent curve to the left which has a central angle of 08 degrees 56 minutes 22 seconds, a radius of 1,406.00 feet and a chord which bears South 13 degrees 08 minutes 57 seconds East a distance of 219.14 feet, said point being on the easterly right-of-way line of said T.W. King Road;

THENCE, along the easterly right-of-way line of said T.W. King Road, the following;

Along said non-tangent curve to the left, an arc distance of 219.36 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the beginning of a compound curve to the left which has a central angle of 55 degrees 00 minutes 00 seconds, a radius of 406.00 feet, and a chord which bears South 45 degrees 07 minutes 08 seconds East a distance of 374.94 feet,

Along said curve to the left, an arc distance of 389.73 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the end of said curve;

South 72 degrees 37 minutes 08 seconds East a distance of 404.43 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the beginning of a curve to the right which has a central angle of 54 degrees 27 minutes 17 seconds, a radius of 474.00 feet, and a chord which bears South 45 degrees 23 minutes 30 seconds East, a distance of 433.73 feet:

Along said curve to the right, an arc distance of 450.50 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the end of said curve:

South 18 degrees 09 minutes 51 seconds East a distance of 3.34 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the beginning of a curve to the right which has a central angle of 15 degrees 44 minutes 29 seconds, a radius of 610.00 feet, and a chord which bears South 10 degrees 17 minutes 27 seconds East a distance of 167.06 feet;

Along said curve to the right, an arc distance of 167.59 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the end of said curve:

THENCE South 02 degrees 25 minutes 20 seconds East a distance of 60.63 feet to the POINT OF BEGINNING and containing 2.613 acres of land, more or less.

TRACT 10:

Being a 2.514 acre tract of land situated in the U. P. Martin Survey, Abstract No. 1015, Tarrant County, Texas, and being all of Kirkwood Boulevard (131 foot R.O.W.), dedicated as Parkway Boulevard by the Final Plat of the MTP-IBM ADDITION NO.1, an addition to the City of Southlake as recorded in Volume 388-211, Page 68, Plat Records, Tarrant County, Texas and being that portion of Kirkwood Boulevard  abandoned by City of Southlake Ordinance No 777, recorded in Volume 14903, Page 403, Deed Records, Tarrant County, Texas and being more particularly described as follows:

BEGINNING at a 5/8 inch iron rod found with “Huitt-Zollars” cap at the southeast corner of said Kirkwood Boulevard;

THENCE along the southerly right-of-way line of Kirkwood Boulevard, the following:

South 87 degrees 34 minutes 40 seconds West a distance of 137.89 feet to an “X” cut found in concrete at the beginning of a curve to the left which has a central angle of 24 degrees 19 minutes 16 seconds, a radius of 1419.50 feet, and a chord which bears South 75 degrees 25 minutes 02 seconds West  a distance of 598.04 feet;

Along said curve to the left, an arc distance of 602.55 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the end of said curve;

South 63 degrees 15 minutes 25 seconds West a distance of 32.25 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap the southwest corner of said Kirkwood Boulevard;

THENCE North 26 degrees 44 minutes 35 seconds West along the westerly line of said Kirkwood Boulevard, a distance of 131.00 feet to a point at the northwest corner of said Kirkwood Boulevard;

THENCE along the northerly right-of-way line of said Kirkwood Boulevard the following:

North 63 degrees 15 minutes 25 seconds East a distance of 32.25 feet to a 1/2 inch iron rod found with “Huitt-Zollars” cap at the beginning of a curve to the right which has a central angle of 24 degrees 19 minutes 16 seconds, a radius of 1,550.50 feet, and a chord which bears North 75 degrees 25 minutes 02 seconds East a distance of 653.23 feet;

Along said curve to the right, an arc distance of 658.16 feet to a 1/2 inch iron rod found with “Huitt-Zollars” cap at the end of said curve;

THENCE North 87 degrees 34 minutes 40 seconds East a distance of 4.98 feet to a 1/2 inch iron rod found with “Huitt-Zollars” cap at the beginning of a curve to the left which has a central angle of 90 degrees 00 minutes 00 seconds, a radius of 45.00 feet, and a chord which bears North 42 degrees 34 minutes 40 seconds East a distance of 63.64 feet;

Along said curve to the left, an arc distance of 70.69 feet to a 1/2 inch iron rod found with “Huitt-Zollars” cap the end of said curve;

THENCE North 87 degrees 34 minutes 40 seconds East, a distance of 86.00 feet to a point for a corner;

THENCE South 02 degrees 25 minutes 20 seconds East a distance of 35.00 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the beginning of a curve to the left which has a central angle of 73 degrees 12 minutes 27 seconds, a radius of 10.00 feet, and a chord which bears South 39 degrees 01 minutes 39 seconds East a distance of 11.93 feet;

Along said curve to the left an arc distance of 12.78 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap the end of said curve;

THENCE South 00 degrees 09 minutes 20 seconds East, a distance of 131.53 feet to the POINT OF BEGINNING and containing or 2.514 acres of land, more or less.

TRACT 11:

BEING a tract of land situated in the U. P. Martin Survey, Abstract No. 1015, Tarrant County, Texas, and being a portion of Lot 4, Block A of the MTP-IBM Addition No. 1, an addition to the City of Southlake, Tarrant County, Texas, as recorded in Volume 388/211, Page 68 and 69 of Tarrant County Plat Records and recorded in Volume G, Page 208 of the Plat Records of Denton County, Texas, and being a portion of Lot 4, Block 1, of the Sabre Group Campus, an addition to the City of Southlake, Tarrant County, Texas as recorded in Cabinet A, Page 7212 of Tarrant County Plat Records and being more particularly described by metes and bounds as follows:

COMMENCING at a 5/8 inch iron rod found with “Huitt-Zollars” cap at the most northerly northeast corner of said Lot 4, Block 1, of the Sabre Group Campus addition;

THENCE, South 89 degree 33 minutes 04 seconds West, along a north line of last mentioned Lot 4 a distance of 708.61 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap at the POINT OF BEGINNING;

THENCE, South 00 degrees 26 minutes 56 seconds East, departing the north line of last mentioned Lot 4 a distance of 176.23 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap on the northerly line of Kirkwood Boulevard, a variable with Private and Emergency Access, Utility, and Drainage Easement, as established by said Sabre Group Campus addition, and being the beginning of a non-tangent curve to the left;

THENCE, along the northerly line of Kirkwood Boulevard the following:

Along said curve to the left with a central angle of 49 degrees 02 minutes 18 seconds, a radius of 432.50 feet, an arc distance of 370.16 feet, a long chord that bears South 63 degrees 49 minutes 21 seconds West, a distance of 358.97 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the end of said curve;

South 39 degrees 18 minutes 13 seconds West, a distance of 365.12 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the beginning of a curve to the right;

Along said curve to the right, with a central angle of 48 degrees 16 minutes 27 seconds, a radius of 298.50 feet, an arc distance of 251.50 feet, a long chord that bears South 63 degrees 26 minutes 27 seconds West, a distance of 244.13 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the end of said curve;

South 87 degrees 34 minutes 40 seconds West, a distance of 247.97 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap on the easterly line of said MTP-IBM Addition;

THENCE, North 00 degrees 09 minutes 22 seconds West, along the easterly line of said MTP-IBM Addition a distance of 14.45 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap on the platted northerly right-of-way line of Kirkwood Boulevard and being the beginning of a non-tangent curve to the right;

THENCE, along said curve to the right, with a central angle of 73 degrees 12 minutes 27 seconds, a radius of 10.00 feet, an arc distance of 12.78 feet, a long chord that bears North 39 degrees 01 minutes 39 seconds West, a distance of 11.93 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap on the easterly right-of-way line of East T.W. King Road (a variable width right-of-way);

THENCE, along the easterly right-of-way line of said East T.W. King Road as follows:

North 02 degrees 25 minutes 20 seconds West, a distance of 95.63 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap the beginning of a curve to the left;

Along said curve to the left, with a central angle of 02 degrees 14 minutes 52 seconds, a radius of 610.00 feet, an arc distance of 23.93 feet, a long chord that bears North 03 degrees 32 minutes 34 seconds West, a distance of 23.93 feet a 5/8 inch iron rod set with “Huitt-Zollars” cap;

THENCE, North 90 degrees 00 minutes 00 seconds East, a distance of 221.56 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap;

THENCE, North 00 degrees 08 minutes 38 seconds East, a distance of 589.25 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap on the north line of said Lot 4, Block 1, of said Sabre Group Campus addition;

THENCE, North 89 degrees 50 minutes 38 seconds East, along the north line of last mentioned Lot 4,  a distance of 384.54 feet to a Corp of Engineers concrete monument;

THENCE, North 89 degrees 33 minutes 04 seconds East, continuing along the north line of last mentioned Lot 4,  a distance of 423.67 feet to the POINT OF BEGINNING and CONTAINING 8.95 acres of land, more or less.

TRACT 12:

BEING a tract of land situated in the U. P. Martin Survey, Abstract No. 1015, Tarrant County, Texas, and the W. Medlin Survey, Abstract No. 1588 Denton County, Texas, and being a portion of Lot 1, Block 1, of the Sabre Group Campus, an addition to the City of Southlake, Tarrant County, Texas as recorded in Cabinet A, Page 7212 of Tarrant County Plat Records and being more particularly described by metes and bounds as follows:

COMMENCING at a 5/8 inch iron rod set with “Huitt-Zollars” cap at the most westerly southwesterly corner of Lot 2, Block 1 of said Sabre Group Campus addition, said point also being on the southerly line of Kirkwood Boulevard, a variable with Private and Emergency Access, Utility, and Drainage Easement as established by said Sabre Group Campus addition;

THENCE South 00 degrees 09 minutes 58 seconds East, departing the southeast corner of said MTP-IBM Addition No. 1, a distance of 26.89 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE North 86 degrees 48 minutes 38 seconds East a distance of 249.80 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE North 02 degrees 01 minutes 47 seconds West a distance of 19.20 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE North 81 degrees 13 minutes 05 seconds East a distance of 68.46 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE South 22 degrees 30 minutes 21 seconds East a distance of 117.23 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE North 68 degrees 32 minutes 17 seconds East a distance of 203.72 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE South 22 degrees 16 minutes 15 seconds East a distance of 235.04 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE South 67 degrees 59 minutes 47 seconds West a distance of 70.78 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE South 21 degrees 59 minutes 34 seconds East a distance of 350.46 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE North 68 degrees 00 minutes 26 seconds East a distance of 147.50 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap;

THENCE South 22 degrees 52 minutes 05 seconds East a distance of 7.15 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE South 07 degrees 12 minutes 29 seconds East a distance of 203.67 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE North 87 degrees 46 minutes 56 seconds East a distance of 190.18 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE South 59 degrees 01 minutes 33 seconds East a distance of 31.03 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE South 83 degrees 24 minutes 34 seconds East a distance of 57.08 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap at the POINT OF BEGINNING;

THENCE South 83 degrees 24 minutes 34 seconds East a distance of 56.41 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE North 05 degrees 12 minutes 40 seconds East a distance of 365.72 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE North 84 degrees 27 minutes 09 seconds East a distance of 326.16 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap on the westerly line of said Kirkwood Boulevard, and being the beginning of a non-tangent curve to the right;

THENCE, along the westerly line of Kirkwood Boulevard andalong said curve to the right with a central angle of 11 degrees 49 minutes 28 seconds, a radius of 1,946.50 feet, an arc distance of 407.71 feet a long chord that bears South 00 degrees 05 minutes 39 seconds East, a distance of 401.00 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE, South 05 degrees 49 minutes 05 seconds West continuing along the said westerly line of Kirkwood Boulevard a distance of 143.57 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap;

THENCE, North 86 degrees 20 minutes 23 seconds West departing the westerly line of Kirkwood Boulevard a distance of 423.57 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap;

THENCE, North 10 degrees 05 minutes 54 seconds East a distance of 129.53 feet to the POINT OF BEGINNING and CONTAINING 4.34 acres of land, more or less.

TRACT 13:

BEING a tract of land situated in the U. P. Martin Survey, Abstract No. 1015, Tarrant County, Texas, and the W. Medlin Survey, Abstract No. 1588 Denton County, Texas, and being a portion of Lot 1, Block 1, of the Sabre Group Campus, an addition to the City of Southlake, Tarrant County, Texas as recorded in Cabinet A, Page 7212 of Tarrant County Plat Records and being more particularly described by metes and bounds as follows:

COMMENCING at a 5/8 inch iron rod set with “Huitt-Zollars” cap at the most westerly southwesterly corner of Lot 2, Block 1 of said Sabre Group Campus addition, said point also being on the southerly line of Kirkwood Boulevard, a variable with Private and Emergency Access, Utility, and Drainage Easement as established by said Sabre Group Campus addition;

THENCE along the common line of said Lot 1 and Lot 2, Block 1, the following:

North 87 degrees 34 minutes 40 seconds East a distance of 252.04 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the beginning of a curve to the left;

Along a curve to the left through a central angle of 09 degrees 11 minutes 39 seconds, having a radius of 401.50 feet, an arc length of 64.43 feet, being subtended by a chord of North 82 degrees 58 minutes 51 seconds East a distance of 64.36 feet to a point for corner;

THENCE South 22 degrees 30 minutes 21 seconds East departing the common line between said Lot 1 and 2, a distance of 119.26 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE North 68 degrees 32 minutes 17 seconds East a distance of 203.72 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE South 22 degrees 16 minutes 15 seconds East a distance of 235.04 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap at the POINT OF BEGINNING;

THENCE South 22 degrees 16 minutes 15 seconds East a distance of 29.83 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE South 67 degrees 40 minutes 35 seconds West a distance of 27.59 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE South 23 degrees 06 minutes 58 seconds East a distance of 99.27 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE North 66 degrees 11 minutes 22 seconds East a distance of 9.28 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE South 23 degrees 01 minutes 33 seconds East a distance of 180.99 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE North 14 degrees 27 minutes 29 seconds East a distance of 61.57 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE North 64 degrees 21 minutes 35 seconds East a distance of 30.99 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE South 85 degrees 40 minutes 49 seconds East a distance of 38.78 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE South 40 degrees 13 minutes 06 seconds East a distance of 35.21 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE South 03 degrees 49 minutes 30 seconds West a distance of 53.96 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap;

THENCE North 22 degrees 52 minutes 05 seconds West a distance of 7.15 feet to a 5/8 inch iron rod set with “Huitt-Zollars”;

THENCE South 68 degrees 00 minutes 26 seconds West a distance of 147.50 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap;

THENCE, North 21 degrees 59 minutes 34 seconds West a distance of 350.46 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap;

THENCE, North 67 degrees 59 minutes 47 seconds East a distance of 70.78 feet to the POINT OF BEGINNING and CONTAINING 0.63 acres of land, more or less.

LAND DESCRIPTION
HEADQUARTERS TRACT

BEING a tract of land situated in the U.P. Martin Survey, Abstract No. 1015, City of Southlake, Tarrant County, Texas and being a portion of Lot 1, Block 1, of the Sabre Group Campus, an addition to the City of Southlake as recorded in Cabinet A, Page 7212 of the Plat Records Tarrant County, Texas and being more particularly described as follows;

COMMENCING at a 5/8 inch iron rod set with “Huitt-Zollars” cap at the most westerly southwesterly corner of Lot 2, Block 1 of said Sabre Group Campus addition, said point also being on the southerly line of Kirkwood Boulevard, a variable with Private and Emergency Access, Utility, and Drainage Easement as established by said Sabre Group Campus addition;

THENCE along the common line of said Lot 1 and Lot 2, Block 1, the following:

North 87 degrees 34 minutes 40 seconds East a distance of 252.04 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the beginning of a curve to the left;

Along a curve to the left through a central angle of 09 degrees 11 minutes 39 seconds, having a radius of 401.50 feet, an arc length of 64.43 feet, being subtended by a chord of North 82 degrees 58 minutes 51 seconds East a distance of 64.36 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the POINT OF BEGINNING;

Continuing along said curve to the left through a central angle of 34 degrees 47 minutes 56 seconds, having a radius of 401.50 feet, an arc length of 243.85 feet, being subtended by a chord of North 60 degrees 59 minutes 03 seconds East a distance of 240.12 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

North 43 degrees 35 minutes 05 seconds East a distance of 352.12 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the beginning of a curve to the right;

Along a curve to the right through a central angle of 109 degrees 51 minutes 56 seconds, having a radius of 367.50 feet, an arc length of 704.69 feet, being subtended by a chord of South 81 degrees 28 minutes 57 seconds East a distance of 601.58 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the beginning of a compound curve to the right;

Along a curve to the right through a central angle of 32 degrees 22 minutes 04 seconds, having a radius of 1,946.50 feet and an arc length of 1,099.63 feet, being subtended by a chord of South 10 degrees 21 minutes 57 seconds East a distance of 1,085.06 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

South 05 degrees 49 minutes 05 seconds West a distance of 143.57 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap;

THENCE, departing the common line of said Lot 1 and Lot 2, North 86 degrees 20 minutes 23 seconds West a distance of 423.57 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap;

THENCE, North 10 degrees 05 minutes 54 seconds East a distance of 129.53 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap;

THENCE, North 83 degrees 24 minutes 34 seconds West a distance of 57.08 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE, North 59 degrees 01 minutes 33 seconds West a distance of 31.03 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap ;

THENCE, South 87 degrees 46 minutes 56 seconds West a distance of 190.18 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE, North 07 degrees 12 minutes 29 seconds West a distance of 203.67 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE, North 22 degrees 52 minutes 05 seconds West a distance of 7.15 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap;

THENCE, South 68 degrees 00 minutes 26 seconds West a distance of 147.50 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap;

THENCE, North 21 degrees 59 minutes 34 seconds West a distance of 350.46 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap;

THENCE, North 67 degrees 59 minutes 47 seconds East a distance of 70.78 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap;

THENCE, North 22 degrees 16 minutes 15 seconds West a distance of 235.04 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE, South 68 degrees 32 minutes 17 seconds West a distance of 203.72 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE, North 22 degrees 30 minutes 21 seconds West a distance of 119.26 feet to the POINT OF BEGINNING and containing 25.02 acres of land, more or less.

SAVE AND EXCEPT THE FOLLOWING:

BEING a tract of land situated in the U. P. Martin Survey, Abstract No. 1015, Tarrant County, Texas, and the W. Medlin Survey, Abstract No. 1588 Denton County, Texas, and being a portion of Lot 1, Block 1, of the Sabre Group Campus, an addition to the City of Southlake, Tarrant County, Texas as recorded in Cabinet A, Page 7212 of Tarrant County Plat Records and being more particularly described by metes and bounds as follows:

COMMENCING at a 5/8 inch iron rod set with “Huitt-Zollars” cap at the most westerly southwesterly corner of Lot 2, Block 1 of said Sabre Group Campus addition, said point also being on the southerly line of Kirkwood Boulevard, a variable with Private and Emergency Access, Utility, and Drainage Easement as established by said Sabre Group Campus addition;

THENCE along the common line of said Lot 1 and Lot 2, Block 1, the following:

North 87 degrees 34 minutes 40 seconds East a distance of 252.04 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the beginning of a curve to the left;

Along a curve to the left through a central angle of 09 degrees 11 minutes 39 seconds, having a radius of 401.50 feet, an arc length of 64.43 feet, being subtended by a chord of North 82 degrees 58 minutes 51 seconds East a distance of 64.36 feet to a point for corner;

THENCE South 22 degrees 30 minutes 21 seconds East departing the common line between said Lot 1 and 2, a distance of 119.26 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE North 68 degrees 32 minutes 17 seconds East a distance of 203.72 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE South 22 degrees 16 minutes 15 seconds East a distance of 235.04 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap at the POINT OF BEGINNING;

THENCE South 22 degrees 16 minutes 15 seconds East a distance of 29.83 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE South 67 degrees 40 minutes 35 seconds West a distance of 27.59 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE South 23 degrees 06 minutes 58 seconds East a distance of 99.27 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE North 66 degrees 11 minutes 22 seconds East a distance of 9.28 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE South 23 degrees 01 minutes 33 seconds East a distance of 180.99 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE North 14 degrees 27 minutes 29 seconds East a distance of 61.57 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE North 64 degrees 21 minutes 35 seconds East a distance of 30.99 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE South 85 degrees 40 minutes 49 seconds East a distance of 38.78 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE South 40 degrees 13 minutes 06 seconds East a distance of 35.21 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE South 03 degrees 49 minutes 30 seconds West a distance of 53.96 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap;

THENCE North 22 degrees 52 minutes 05 seconds West a distance of 7.15 feet to a 5/8 inch iron rod set with “Huitt-Zollars”;

THENCE South 68 degrees 00 minutes 26 seconds West a distance of 147.50 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap;

THENCE, North 21 degrees 59 minutes 34 seconds West a distance of 350.46 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap;

THENCE, North 67 degrees 59 minutes 47 seconds East a distance of 70.78 feet to the POINT OF BEGINNING and CONTAINING 0.63 acres of land, more or less.

AND SAVE AND EXCEPT THE FOLLOWING:

BEING a tract of land situated in the U. P. Martin Survey, Abstract No. 1015, Tarrant County, Texas, and the W. Medlin Survey, Abstract No. 1588 Denton County, Texas, and being a portion of Lot 1, Block 1, of the Sabre Group Campus, an addition to the City of Southlake, Tarrant County, Texas as recorded in Cabinet A, Page 7212 of Tarrant County Plat Records and being more particularly described by metes and bounds as follows:

COMMENCING at a 5/8 inch iron rod set with “Huitt-Zollars” cap at the most westerly southwesterly corner of Lot 2, Block 1 of said Sabre Group Campus addition, said point also being on the southerly line of Kirkwood Boulevard, a variable with Private and Emergency Access, Utility, and Drainage Easement as established by said Sabre Group Campus addition;

THENCE along the common line of said Lot 1 and Lot 2, Block 1, the following:

North 87 degrees 34 minutes 40 seconds East a distance of 252.04 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the beginning of a curve to the left;

Along a curve to the left through a central angle of 09 degrees 11 minutes 39 seconds, having a radius of 401.50 feet, an arc length of 64.43 feet, being subtended by a chord of North 82 degrees 58 minutes 51 seconds East a distance of 64.36 feet to a point for corner;

THENCE South 22 degrees 30 minutes 21 seconds East departing the common line between said Lot 1 and 2, a distance of 119.26 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE North 68 degrees 32 minutes 17 seconds East a distance of 203.72 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE South 22 degrees 16 minutes 15 seconds East a distance of 235.04 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE South 67 degrees 59 minutes 47 seconds West a distance of 70.78 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE South 21 degrees 59 minutes 34 seconds East a distance of 350.46 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE North 68 degrees 00 minutes 26 seconds East a distance of 147.50 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap;

THENCE South 22 degrees 52 minutes 05 seconds East a distance of 7.15 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE South 07 degrees 12 minutes 29 seconds East a distance of 203.67 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE North 87 degrees 46 minutes 56 seconds East a distance of 190.18 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE South 59 degrees 01 minutes 33 seconds East a distance of 31.03 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE South 83 degrees 24 minutes 34 seconds East a distance of 57.08 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap at the POINT OF BEGINNING;

THENCE South 83 degrees 24 minutes 34 seconds East a distance of 56.41 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE North 05 degrees 12 minutes 40 seconds East a distance of 365.72 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE North 84 degrees 27 minutes 09 seconds East a distance of 326.16 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap on the westerly line of said Kirkwood Boulevard, and being the beginning of a non-tangent curve to the right;

THENCE, along the westerly line of Kirkwood Boulevard andalong said curve to the right with a central angle of 11 degrees 49 minutes 28 seconds, a radius of 1,946.50 feet, an arc distance of 407.71 feet a long chord that bears South 00 degrees 05 minutes 39 seconds East, a distance of 401.00 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE, South 05 degrees 49 minutes 05 seconds West continuing along the said westerly line of Kirkwood Boulevard a distance of 143.57 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap;

THENCE, North 86 degrees 20 minutes 23 seconds West departing the westerly line of Kirkwood Boulevard a distance of 423.57 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap;

THENCE, North 10 degrees 05 minutes 54 seconds East a distance of 129.53 feet to the POINT OF BEGINNING and CONTAINING 4.34 acres of land, more or less.

EXHIBIT B

DESCRIPTION OF CONVEYED PARCEL

TRACT 1:

BEING a tract of land situated in the J. B. Martin Survey, Abstract No.1134, the T. W. Mann Survey, Abstract No. 1107,  and the U. P. Martin Survey, Abstract No. 1015, Tarrant County, Texas, and the W. Medlin Survey, Abstract No. 1588 Denton County, Texas, and being a portion of Lot 1, Block 1, of the Sabre Group Campus, an addition to the City of Southlake, Tarrant County, Texas as recorded in Cabinet A, Page 7212 of Tarrant County Plat Records and being more particularly described by metes and bounds as follows:

BEGINNING at a 5/8 inch iron rod found with “Huitt-Zollars” cap on the southerly platted right-of-way line of Kirkwood Boulevard (formerly Parkway Boulevard) 131 foot right-of-way, said iron rod being at the most southerly southwest corner of MTP-IBM Addition No. 1, an addition to the City of Southlake, Tarrant County, Texas, as recorded in Volume 388/211, Page 68 and 69 of Tarrant County Plat Records and recorded in Volume G, Page 208 of the Plat Records of Denton County, Texas

THENCE along the southerly right-of-way line of said Kirkwood Boulevard as follows:

North 63 degrees 15 minutes 25 seconds East, a distance of 32.25 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the beginning of a curve to the right;

Along said curve to the right with a central angle of 24 degrees 19 minutes 16 seconds, a radius of 1,419.50 feet, an arc distance of 602.55 feet a long chord that bears North 75 degrees 25 minutes 02 seconds East, a distance of 598.04 feet to an X cut found;

North 87 degrees 34 minutes 40 seconds East, a distance of 137.89 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the southeast corner of said MTP-IBM Addition No. 1;

THENCE North 00 degrees 09 minutes 22 seconds West, along an east line of said MTP-IBM Addition No. 1, a distance of 14.01 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap on the south right-of-way line of Kirkwood Boulevard as established by said Sabre Group Campus addition;

THENCE North 87 degrees 34 minutes 40 seconds East along the south right-of-way line of said Kirkwood Boulevard a distance of 252.04 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the beginning of a curve to the left;

THENCE continuing along the south right-of-way line of Kirkwood Boulevard and along said curve to the left through a central angle of 09 degrees 11 minutes 39 seconds, a radius of 401.50 feet, an arc distance of 64.43 feet, being subtended by a chord bearing North 82 degrees 58 minutes 51 seconds East a distance of 64.36 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE departing the south right-of-way line of Kirkwood Boulevard, South 22 degrees 30 minutes 21 seconds East a distance of 119.26 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE North 68 degrees 32 minutes 17 seconds East a distance of 203.72 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE South 22 degrees 16 minutes 15 seconds East a distance of 235.04 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap;

THENCE South 67 degrees 59 minutes 47 seconds West a distance of 70.78 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap;

THENCE South 21 degrees 59 minutes 34 seconds East a distance of 350.46 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap;

THENCE North 68 degrees 00 minutes 26 seconds East a distance of 147.50 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap;

THENCE South 22 degrees 52 minutes 05 seconds East a distance of 7.15 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE South 07 degrees 12 minutes 29 seconds East a distance of 203.67 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE North 87 degrees 46 minutes 56 seconds East a distance of 190.18 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE South 59 degrees 01 minutes 33 seconds East a distance of 31.03 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE South 83 degrees 24 minutes 34 seconds East a distance of 57.08 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap;

THENCE South 10 degrees 05 minutes 54 seconds West a distance of 129.53 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap;

THENCE South 86 degrees 20 minutes 23 seconds East a distance of 423.57 feet to a point for corner on the westerly line of Kirkwood Boulevard, a variable width Private and Emergency Access, Utility, and Drainage Easement, recorded in Cabinet A, Page 7214 of the Plat Records of Tarrant County, Texas;

THENCE South 05 degrees 49 minutes 05 seconds West along the westerly line of Kirkwood Boulevard a distance of 381.60 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the beginning of a curve to the left;

THENCE, continuing along the westerly line of Kirkwood Boulevard andalong said curve to the left with a central angle of 40 degrees 55 minutes 16 seconds, a radius of 1,053.50 feet, an arc distance of 752.42 feet a long chord that bears South 14 degrees 38 minutes 33 seconds East, a distance of 736.53 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap;

THENCE, South 35 degrees 06 minutes 11 seconds East continuing along the westerly line of Kirkwood Boulevard a distance of 268.48 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap on the northerly line of Kirkwood Hollow Phase I, an addition to the City of Southlake as recorded in Cabinet A, Page 4537 of the Tarrant County Plat Records;

THENCE, South 56 degrees 24 minutes 01 seconds West along the platted northwesterly line of said Kirkwood Hollow Phase I and an extension thereof a distance of 92.10 feet to point for corner in the centerline of South Fork Kirkwood Branch;

THENCE, generally along the centerline of said branch the following courses and distances:

South 17 degrees 28 minutes 39 seconds West a distance of 13.61 feet to a point for corner;

South 40 degrees 25 minutes 34 seconds West a distance of 38.10 feet to a point for corner;

South 26 degrees 58 minutes 38 seconds West a distance of 25.77 feet to a point for corner;

South 02 degrees 00 minutes 59 seconds West a distance of 29.72 feet to a point for corner;

South 69 degrees 47 minutes 31 seconds West a distance of 22.44 feet to a point for corner;

South 84 degrees 36 minutes 18 seconds West a distance of 26.95 feet to a point for corner;

South 53 degrees 15 minutes 40 seconds West a distance of 22.56 feet to a point for corner;

South 25 degrees 06 minutes 35 seconds West a distance of 37.90 feet to a point for corner;

South 07 degrees 01 minutes 26 seconds East a distance of 29.93 feet to a point for corner;

South 00 degrees 53 minutes 14 seconds East a distance of 31.56 feet to a point for corner;

South 19 degrees 28 minutes 57 seconds West a distance of 14.92 feet to a point for corner;

South 59 degrees 39 minutes 56 seconds West a distance of 33.26 feet to a point for corner;

North 65 degrees 23 minutes 25 seconds West a distance of 50.64 feet to a point for corner;

South 76 degrees 18 minutes 39 seconds West a distance of 54.62 feet to a point for corner;

North 39 degrees 23 minutes 55 seconds West a distance of 28.52 feet to a point for corner;

North 80 degrees 25 minutes 36 seconds West a distance of 16.87 feet to a point for corner;

North 76 degrees 53 minutes 30 seconds West a distance of 38.04 feet to a point for corner;

North 43 degrees 26 minutes 30 seconds East a distance of 16.71 feet to a point for corner;

North 62 degrees 48 minutes 05 seconds East a distance of 25.48 feet to a point for corner;

North 03 degrees 15 minutes 56 seconds West a distance of 20.42 feet to a point for corner;

North 47 degrees 33 minutes 51 seconds West a distance of 25.63 feet to a point for corner;

North 57 degrees 28 minutes 08 seconds West a distance of 26.66 feet to a point for corner;

South 70 degrees 01 minute 26 seconds West a distance of 18.54 feet to a point for corner;

South 37 degrees 59 minutes 12 seconds West a distance of 30.91 feet to a point for corner;

South 09 degrees 24 minutes 11 seconds West a distance of 8.82 feet to a point for corner;

South 51 degrees 22 minutes 17 seconds West a distance of 41.55 feet to a point for corner;

South 32 degrees 44 minutes 12 seconds West a distance of 23.43 feet to a point for corner;

South 53 degrees 10 minutes 04 seconds West a distance of 44.67 feet to a point for corner;

South 66 degrees 26 minutes 53 seconds West a distance of 31.90 feet to a point for corner;

South 45 degrees 09 minutes 44 seconds East a distance of 17.42 feet to a point for corner;

South 76 degrees 54 minutes 57 seconds East a distance of 36.92 feet to a point for corner;

South 20 degrees 45 minutes 22 seconds West a distance of 40.45 feet to a point for corner;

South 30 degrees 23 minutes 01 second West a distance of 72.88 feet to a point for corner;

South 53 degrees 13 minutes 24 seconds West a distance of 99.78 feet to a point for corner;

South 62 degrees 06 minutes 48 seconds West a distance of 87.11 feet to a point for corner;

South 58 degrees 29 minutes 32 seconds West a distance of 51.51 feet to a point for corner;

North 85 degrees 07 minutes 51 seconds West a distance of 53.55 feet to a point for corner;

South 76 degrees 52 minutes 54 seconds West a distance of 38.97 feet to a point for corner;

North 67 degrees 16 minutes 38 seconds West a distance of 56.75 feet to a point for corner;

South 55 degrees 38 minutes 19 seconds West a distance of 11.38 feet to a point for corner on the easterly right-of-way line of State Highway No. 114;

THENCE, along the easterly right-of-way line of State Highway No. 114 as follows:

North 36 degrees 32 minutes 05 seconds West a distance of 147.32 feet to a Texas Highway Department concrete monument, found;

North 47 degrees 50 minutes 42 seconds West, a distance of 101.98 feet to a Texas Highway Department concrete monument, found;

North 36 degrees 32 minutes 04 seconds West, a distance of 500.00 feet to a Texas Highway Department concrete monument, found;

North 32 degrees 14 minutes 44 seconds West, a distance of 200.56 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

North 36 degrees 32 minutes 05 seconds West, a distance of 199.81 feet to a Texas Highway Department concrete monument found;

North 42 degrees 14 minutes 23 seconds West, a distance of 201.18 feet to a Texas Highway Department concrete monument, found;

North 36 degrees 32 minutes 05 seconds West, a distance of 702.91 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

North 18 degrees 59 minutes 38 seconds West, a distance of 112.97 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

North 32 degrees 06 minutes 29 seconds West, a distance of 430.57 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

North 29 degrees 36 minutes 27 seconds West, a distance of 232.63 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the beginning of a curve to the left;

Along said curve to the left, with a central angle of 06 degrees 26 minutes 28 seconds, a radius of 1,452.40 feet, an arc distance of 163.28 feet, a long chord that bears North 32 degrees 49 minutes 41 seconds West, a distance of 163.19 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the beginning of a reverse curve to the right;

Along said curve to the right, with a central angle of 99 degrees 18 minutes 20 seconds, a radius of 90.00 feet, an arc distance of 155.99 feet, a long chord that bears North 13 degrees 36 minutes 16 seconds East, a distance of 137.18 feet to the POINT OF BEGINNING and CONTAINING 84.62 acres of land, more or less.

TRACT 2:

Being a tract of land situated in the U.P. Martin Survey, Abstract No. 1015 and the W. Medlin Survey, Abstract No. 1958, City of Southlake, Tarrant County, Texas and being a portion of Lot 2, Block 1, (Kirkwood Boulevard) of the Sabre Group Campus, an addition to the City of Southlake as recorded in Cabinet A, Page 7212 of the Plat Records Tarrant County, Texas and being more particularly described as follows;

BEGINNING at a 5/8 inch iron rod found with “Huitt-Zollars” cap at the most southwesterly corner of said Lot 2, Block 1;

THENCE along the northerly, easterly, westerly and southerly lines of said Lot 2, Block 1, the following;

North 00 degrees 09 minutes 22 seconds West a distance of 103.08 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

North 87 degrees 34 minutes 40 seconds East a distance of 247.97 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the beginning of a curve to the left;

Along said curve to the left, with a central angle of 48 degrees 16 minutes 27 seconds, a radius of 298.50 feet, an arc length of 251.50 feet, being subtended by a chord of North 63 degrees 26 minutes 27 seconds East a distance of 244.13 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

North 39 degrees 18 minutes 13 seconds East a distance of 365.12 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the beginning of a curve to the right;

Along said curve to the right, with a central angle of 111 degrees 06 minutes 37 seconds, a radius of 432.50 feet, an arc length of 838.71 feet, being subtended by a chord of South 85 degrees 08 minutes 31 seconds East a distance of 713.33 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the beginning of a compound curve to the right;

Along said curve to the right, with a central angle of 35 degrees 24 minutes 20 seconds, a radius of 2,053.50 feet, an arc length of 1,268.95 feet, being subtended by a chord of South 11 degrees 53 minutes 00 seconds East a distance of 1,248.85 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

South 05 degrees 49 minutes 05 seconds West a distance of 525.17 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the beginning of a curve to the left;

Along a curve to the left, with a central angle of 27 degrees 51 minutes 58 seconds, a radius of 946.50 feet, an arc length of 460.34 feet, being subtended by a chord of South 08 degrees 06 minutes 54 seconds East a distance of 455.81 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the beginning of a non-tangent curve to the left;

Along a curve to the left, with a central angle of 13 degrees 03 minutes 23 seconds, a radius of 946.50 feet, an arc length of 215.69 feet, being subtended by a chord of South 28 degrees 22 minutes 52 seconds East a distance of 215.22 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

South 35 degrees 06 minutes 11 seconds East a distance of 271.33 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

South 56 degrees 24 minutes 01 second West a distance of 106.31 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap;

North 35 degrees 06 minutes 11 seconds West a distance of 268.48 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap at the beginning of a curve to the right;

Along a curve to the right, with a central angle of 40 degrees 55 minutes 16 seconds, a radius of 1,053.50 feet, an arc length of 752.42 feet, being subtended by a chord of North 14 degrees 38 minutes 33 seconds West a distance of 736.53 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

North 05 degrees 49 minutes 05 seconds East a distance of 525.17 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the beginning of a curve to the left;

Along a curve to the left, with a central angle of 32 degrees 22 minutes 04 seconds, a radius of 1,946.50 feet, an arc length of 1099.63 feet, being subtended by a chord of North 10 degrees 21 minutes 57 seconds West a distance of 1085.06 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the beginning of a compound curve to the left;

Along a curve to the left, with a central angle of 109 degrees 51 minutes 56 seconds, a radius of 367.50 feet, an arc length of 704.69 feet, being subtended by a chord of North 81 degrees 28 minutes 57 seconds West a distance of 601.58 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

South 43 degrees 35 minutes 05 seconds West a distance of 352.12 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the beginning of a curve to the right;

Along a curve to the right, with a central angle of 43 degrees 59 minutes 35 seconds, a radius of 401.50 feet, an arc length of 308.28 feet, being subtended by a chord of South 65 degrees 34 minutes 52 seconds West a distance of 300.76 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

South 87 degrees 34 minutes 40 seconds West a distance of 252.04 feet to the POINT OF BEGINNING and containing 11.39 acres of land, more or less.

TRACT 3:

BEING a tract of land situated in the R. D. Price Survey, Abstract No. 1207, and the U. P. Martin Survey, Abstract No. 1015, Tarrant County, Texas, and being a portion of Lot 4, Block 1, of the Sabre Group Campus, an addition to the City of Southlake, Tarrant County, Texas as recorded in Cabinet A, Page 7212 of Tarrant County Plat Records and being more particularly described by metes and bounds as follows:

BEGINNING at a 5/8 inch iron rod found with “Huitt-Zollars” cap at the most northerly northeast corner of said Lot 4, Block 1, of the Sabre Group Campus;

THENCE, South 01 degree 09 minutes 16 seconds East, along the east line of said Lot 4 a distance of 651.54 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE, North 89 degrees 56 minutes 04 seconds East, along a north line of said Lot 4 a distance of 333.16 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap in the westerly right-of-way line of White Chapel Road (50 feet wide right-of-way);

THENCE, along the westerly right-of-way of White Chapel Road, South 02 degrees 11 minutes 25 seconds East, a distance of 85.06 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the northeasterly corner of a tract of land as described in Special Warranty Deed to the City of Southlake recorded in Volume 13679, Page 131, deed Records of Tarrant County, Texas;

THENCE, South 89 degrees 56 minutes 04 seconds West, departing the westerly right-of-way line of said White Chapel Road and along the northerly line of said City of Southlake tract, a distance of 114.99 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the northwesterly corner of said City of Southlake tract;

THENCE, South 00 degrees 03 minutes 56 seconds East, along the westerly line of said City of Southlake tract, a distance of 100.00 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the southwesterly corner of said City of Southlake tract;

THENCE, South 06 degrees 07 minutes 22 seconds West, a distance of 197.87 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap, said point being at the most northerly corner of Lot 3, Block 1, of said Sabre Group Campus;

THENCE, along the westerly line of said Lot 3, Block 1, the following;

South 50 degrees 28 minutes 49 seconds West a distance of 75.68 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

South 28 degrees 10 minutes 20 seconds West a distance of 120.67 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

South 06 degrees 00 minutes 11 seconds West a distance of 480.06 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

South 20 degrees 02 minutes 32 seconds West a distance of 298.60 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

South 01 degrees 53 minutes 07 seconds West a distance of 140.38 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

South 07 degrees 06 minutes 00 seconds East a distance of 492.52 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

South 67 degrees 13 minutes 45 seconds West a distance of 56.62 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap, said point being on the easterly right-of-way line of Kirkwood Boulevard (a variable width private easement) as shown on said Sabre Group Campus Addition Plat and being the beginning of a non-tangent curve to the right;

THENCE, along the easterly and northerly right-of-way line of said Kirkwood Boulevard, the following:

Along said curve to the right, with a central angle of 27 degrees 51 minutes 58 seconds, a radius of 946.50 feet, an arc distance of 460.34 feet, a long chord that bears North 08 degrees 06 minutes 54 seconds West, a distance of 455.81 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the end of said curve;

North 05 degrees 49 minutes 05 seconds East, a distance of 525.17 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the beginning of a curve to the left;

Along said curve to the left with a central angle of 35 degrees 24 minutes 20 seconds, a radius of 2,053.50 feet, an arc distance of 1,268.95 feet, a long chord that bears North 11 degrees 53 minutes 05 seconds West, a distance of 1,248.85 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the beginning of a compound curve to the left;

Along said curve to the left, with a central angle of 62 degrees 04 minutes 19 seconds, a radius of 432.50 feet, an arc distance of 468.55 feet, a long chord that bears North 60 degrees 37 minutes 23 seconds West, a distance of 445.97 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap at the end of said curve;

THENCE, North 00 degrees 26 minutes 56 seconds West, departing the northerly right-of-way line of Kirkwood Boulevard a distance of 176.23 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap on a north line of said Lot 4, Block 1, Sabre Group Campus;

THENCE, North 89 degrees 33 minutes 04 seconds East, along the North line of said Lot 4 a distance of 708.61 feet to the POINT OF BEGINNING and CONTAINING 13.73 acres of land, more or less.

TRACT 4:

BEING a tract of land situated in the U. P. Martin Survey, Abstract No. 1015, Tarrant County, Texas, and being a portion of Lot 4, Block A of the MTP-IBM Addition No. 1, an addition to the City of Southlake, Tarrant County, Texas, as recorded in Volume 388/211, Page 68 and 69 of Tarrant County Plat Records and recorded in Volume G, Page 208 of the Plat Records of Denton County, Texas, and being a portion of Lot 4, Block 1, of the Sabre Group Campus, an addition to the City of Southlake, Tarrant County, Texas as recorded in Cabinet A, Page 7212 of Tarrant County Plat Records and being more particularly described by metes and bounds as follows:

COMMENCING at a 5/8 inch iron rod found with “Huitt-Zollars” cap at the most northerly northeast corner of said Lot 4, Block 1, of the Sabre Group Campus;

THENCE, South 89 degrees 33 minutes 04 seconds West, along a north line of last mentioned Lot 4 a distance of 1,132.28 feet to a Corp of Engineers concrete monument found;

THENCE, South 89 degrees 50 minutes 38 seconds West, continuing along a north line of last mentioned Lot 4 a distance of 384.54 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap at the POINT OF BEGINNING;

THENCE, South 00 degrees 08 minutes 38 seconds West, departing the north line of last mentioned Lot 4 a distance of 589.25 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap;

THENCE, North 90 degrees 00 minutes 00 seconds West, a distance of 221.56 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap on the platted easterly right-of-way line of East T.W. King Road, a variable width right-of-way as established by said MTP-IBM Addition No. 1;

THENCE, North 00 degrees 09 minutes 22 seconds West, departing the said northerly right-of-way line of East T.W. King Road a distance of 588.63 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap on the north line of Lot 4, Block A, of said MTP-IBM Addition;

THENCE, North 89 degrees 50 minutes 38 seconds East, along the north line of Lot 4, Block A of said MTP-IBM Addition and the north line of said Lot 4, Block 1, of said Sabre Group Campus a distance of 224.64 feet to the POINT OF BEGINNING and CONTAINING 3.02 acres of land, more or less.

TRACT 5:

BEING a tract of land situated in the W. Medlin Survey, Abstract No. 1958, and the U. P. Martin Survey, Abstract No. 1015, Tarrant County, Texas, and the W. Medlin Survey, Abstract No. 1588 Denton County, Texas, and being a portion of Lot 4, Block A of the MTP-IBM Addition No. 1, an addition to the City of Southlake, Tarrant County, Texas, as recorded in Volume 388/211, Page 68 and 69 of Tarrant County Plat Records and recorded in Volume G, Page 208 of the Plat Records of Denton County, Texas, and being more particularly described by metes and bounds as follows:

BEGINNING at a 5/8 inch iron rod found with “Huitt-Zollars” cap on the platted easterly right-of-way line of East T.W. King Road. a variable width right-of-way, as established by said MTP-IBM Addition No. 1, said point being the Northwest corner of said Lot 4;

THENCE, along the northerly line of said Lot 4 the following:

North 88 degrees 17 minutes 12 seconds East a distance of 80.85 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

South 00 degrees 12 minutes 32 seconds West, a distance of 220.18 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

South 31 degrees 05 minutes 05 seconds East, a distance of 50.00 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

South 63 seconds 57 minutes 48 seconds East, a distance of 359.25 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

South 89 degrees 47 minutes 28 seconds East, a distance of 79.66 feet to a 5/8 inch iron rod found with cap;

South 00 degrees 12 minutes 32 seconds West, a distance of 43.43 feet to a 5/8 inch iron rod found;

North 89 degrees 42 minutes 23 seconds East, a distance of 479.25 feet to a Corps of Engineers concrete monument found;

North 89 degrees 50 minutes 38 seconds East, a distance of 50.87 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap;

THENCE, South 00 degrees 09 minutes 22 seconds East, departing the North line of Lot 4 a distance of 588.63 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap the easterly right-of-way line of said East T.W. King Road, and being the beginning of a non-tangent curve to the left;

THENCE, along the easterly and northerly right-of-way line of East T.W. King Road the following:

Along said curve to the left, with a central angle of 13 degrees 29 minutes 39 seconds, a radius of 610.00 feet, an arc distance of 143.67 feet, a long chord that bears North 11 degrees 25 minutes 03 seconds West, a distance of 143.33 feet a 5/8 inch iron rod found with “Huitt-Zollars” cap;

North 18 degrees 09 minutes 51 seconds West, a distance of 3.34 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the beginning of a curve to the left;

Along said curve to the left, with a central angle of 54 degrees 27 minutes 17 seconds, a radius of 474.00 feet, an arc distance of 450.50 feet, a long chord that bears North 45 degrees 23 minutes 30 seconds West, a distance of 433.73 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

North 72 degrees 37 minutes 08 seconds West, a distance of 404.43 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the beginning of a curve to the right;

Along said curve to the right, with a central angle of 55 degrees 00 minutes 00 seconds, a radius of 406.00 feet, an arc distance of 389.73 feet, a long chord that bears North 45 degrees 07 minutes 08 seconds West, a distance of 374.94 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the beginning of a compound curve to the right;

Along said curve to the right, with a central angle of 08 degrees 58 minutes 48 seconds, a radius of 1,406.00 feet, an arc distance of 220.36 feet, a long chord that bears North 13 degrees 07 minutes 44 seconds West, a distance of 220.13 feet to the POINT OF BEGINNING and CONTAINING 3.88 acres of land, more or less.

TRACT 6:

BEING 20.152 acres of land situated in the W. MEDLIN SURVEY, ABSTRACT NO. 1958, and the U. P. MARTIN SURVEY, ABSTRACT NO. 1015, Tarrant County, Texas and the W. MEDLIN SURVEY, ABSTRACT NO. 1588, Denton County, Texas, and being part of LOT 1, BLOCK B, MTP-IBM ADDITION NO. 1, an Addition to the City of Southlake, Tarrant and Denton Counties, Texas, according to the Plats thereof recorded in Volume 388-211, Page 68, 69, Map Records, Tarrant County, Texas, and Volume G, Page 208, Map Records, Denton County, Texas, and being more particularly described as follows:

COMMENCING at a cut cross in concrete found at the most westerly, southwest corner of said Lot 1, Block B;

THENCE North 00 degrees 08 minutes 56 seconds East, a distance of 32.40 feet along the West line of said Lot 1, Block B, to a Texas Highway Department concrete monument found at the intersection of the northeasterly right-of-way line of State Highway No. 114 (a variable width right-of-way) and the east right-of-way line of T.W. King Road (a variable width right-of-way), the POINT OF BEGINNING of the herein described tract of land;

THENCE along the easterly right-of-way line of T. W. King Road and along the westerly line of said Lot 1, Block B, the following:

North 00 degrees 08 minutes 56 seconds East, a distance of 551.44 feet to a 1/2-inch iron rod found with “Huitt-Zollars” cap for a corner;

North 00 degrees 09 minutes 31 seconds West, a distance of 101.34 feet to a 1/2 inch iron rod found with “Huitt-Zollars” cap for a corner;

North 17 degrees 45 minutes 59 seconds East, a distance of 14.31 feet to a 1/2-inch iron rod found with “Huitt-Zollars” cap for a corner;

North 11 degrees 45 minutes 51 seconds East, a distance of 35.89 feet to a 1/2-inch iron rod found with “Huitt-Zollars” cap for a corner;

North 21 degrees 31 minutes 41 seconds East, a distance of 36.00 feet to a 1/2-inch iron rod found with “Huitt-Zollars” cap for a corner;

North 50 degrees 38 minutes 00 seconds East, a distance of 10.80 feet to a 1/2-inch iron rod found with “Huitt-Zollars” cap for a corner;

North 46 degrees 50 minutes 55 seconds East, a distance of 26.59 feet to a 1/2-inch iron rod found with “Huitt-Zollars” cap for a corner;

North 61 degrees 02 minutes 18 seconds East, a distance of 29.53 feet to a 1/2-inch iron rod found with “Huitt-Zollars” cap for a corner;

North 67 degrees 27 minutes 19 seconds East, a distance of 20.28 feet to a 1/2-inch iron rod found with “Huitt-Zollars” cap for a corner;

North 60 degrees 08 minutes 24 seconds East, a distance of 109.47 feet to a P.K. nail set in asphalt for a corner;

North 13 degrees 05 minutes 02 seconds East, a distance of 42.89 feet to a P.K. nail set in asphalt on the platted southwesterly right-of-way line of East T. W. King Road (a variable width right-of-way) and being the beginning of a non-tangent curve to the left having a radius of 1,474.00, a central angle of 6 degrees 59 minutes 22 seconds and being subtended by a chord of 179.70 feet which bears South 14 degrees 07 minutes 26 seconds East;

THENCE along the platted southwesterly right-of-way line of East T.W. King Road and along the northeasterly line of said Lot 1, Block B the following:

Southeasterly along said curve to the left, an arc distance of 179.81 feet, to a 1/2-inch iron rod found with “Huitt-Zollars” cap at the point of compound curvature of a curve to the left having a radius of 474.00, a central angle of 55 degrees 00 minutes 00 seconds and being subtended by a chord of 437.74 feet which bears South 45 degrees 07 minutes 08 seconds East;

Southeasterly along said curve to the left, an arc distance of 455.01 feet, to a 1/2-inch iron rod found with “Huitt-Zollars” cap at the end of said curve;

South 72 degrees 37 minutes 08 seconds East, a distance of 404.43 feet to a cut cross found in concrete at the beginning of a curve to the right having a radius of 406.00 feet, a central angle of 42 degrees 59 minutes 03 seconds, and being subtended by a chord of 297.49 feet which bears South 51 degrees 07 minutes 37 seconds East;

Southeasterly along said curve to the right, an arc distance of 304.59 feet, to a 1/2-inch iron rod found with “Huitt-Zollars” cap at the end of said curve;

South 29 degrees 38 minutes 05 seconds East, a distance of 1.84 feet to a 1/2-inch iron rod found with “Huitt-Zollars” cap at the beginning of a curve to the right having a radius of 290.00 feet, a central angle of 27 degrees 12 minutes 45 seconds, and being subtended by a chord of 136.44 feet which bears South 16 degrees 01 minutes 43 seconds East;

Southeasterly along said curve to the right, an arc distance of 137.73 feet to a 1/2-inch iron rod found with “Huitt-Zollars” cap at the end of said curve;

South 02 degrees 25 minutes 20 seconds East, a distance of 152.15 feet to a 1/2-inch iron rod found with “Huitt-Zollars” cap at the beginning of a curve to the right having a radius of 45.00 feet, a central angle of 90 degrees 00 minutes 00 seconds,  and being subtended by a chord of 63.64 feet which bears South 42 degrees 34 minutes 40 seconds West;

Southwesterly along said curve to the right, an arc distance of 70.69 feet, to a 1/2-inch iron rod found with “Huitt-Zollars” cap at the end of said curve, on the platted northerly right-of-way line of Kirkwood Boulevard (formerly Parkway Boulevard, a 131 foot right-of-way);

THENCE along the northerly right-of-way line of Kirkwood Boulevard, and along the southerly line of said Lot 1, Block B, the following:

South 87 degrees 34 minutes 40 seconds West, a distance of 4.98 feet to a 1/2-inch iron rod found with “Huitt-Zollars” cap at the beginning of a curve to the left having a radius of 1,550.50, a central angle of 24 degrees 19 minutes 16 seconds and being subtended by a chord of 653.23 feet which bears South 75 degrees 25 minutes 02 seconds West;

Southwesterly along said curve to the left, an arc distance of 658.16 feet to a 1/2-inch iron rod found with “Huitt-Zollars” cap at the end of said curve;

South 63 degrees 15 minutes 25 seconds West, a distance of 73.69 feet to a 1/2-inch iron rod found with “Huitt-Zollars” cap in the northeasterly right-of-way line of State Highway No. 114 as described in Deed to the State of Texas, recorded in Volume 9006, Page 961, Deed Records, Tarrant County, Texas, at the beginning of a curve to the right having a radius of 90.00, a central angle of 80 degrees 12 minutes 10 seconds and being subtended by a chord of 115.95 feet which bears North 76 degrees 38 minutes 30 seconds West;

THENCE along the northeasterly right-of-way line of State Highway No. 114, and along the southwesterly line of said Lot 1, Block B, the following:

Northwesterly along said curve to the right, an arc distance of 125.98 feet, to a 1/2-inch iron rod found with “Huitt-Zollars” cap at the end of said curve;

North 36 degrees 32 minutes 25 seconds West, a distance of 104.25 feet to a 1/2-inch iron rod found with “Huitt-Zollars” cap at the beginning of a curve to the left, having a radius of 974.93 feet, a central angle of 11 degrees 52 minutes 30 seconds, and being subtended by a chord of 201.70 feet which bears North 42 degrees 28 minutes 40 seconds West,

Northwesterly along said curve to the left, an arc distance of 202.06 feet, to a 1/2-inch iron rod found with “Huitt-Zollars” cap at the end of said curve;

THENCE, departing the southwesterly line of said Lot 1, Block B, along the northeasterly right-of-way line of State Highway No. 114 as described in Donation Deed to the State of Texas, recorded in Volume 10474, Page 386, Deed Records, Tarrant County, Texas, the following:

North 43 degrees 15 minutes 17 seconds West, a distance of 54.73 feet to a 1/2-inch iron rod found with “Huitt-Zollars” cap at the beginning of a curve to the right having a radius of 1,412.39 feet, a central angle of 07 degrees 41 minutes 48 seconds, and being subtended by a chord of 189.59 feet which bears North 41 degrees 14 minutes 50 seconds West;

Northwesterly along said curve to the right, an arc distance of 189.73 feet, to the POINT OF BEGINNING, and containing 20.152 acres of land, more or less.

TRACT 7:

Being a tract of land situated in the C.M. Throop Survey, Abstract No. 1510, the W. Medlin Survey, Abstract No. 1958, Tarrant County, Texas and being all of Tract IV as described in deed to First Security Bank National Association as recorded in Volume 14008, Page 315, Deed Records, Tarrant County, Texas, and being all of Lot 1, CM Throop No. 1510 Addition, an addition to the City of Southlake, Texas as recorded in Cabinet A, Slide 4154 of the Plat Records of Tarrant County, Texas and being more particularly described as follows:

BEGINNING at a  5/8 inch iron rod found with “Huitt-Zollars” cap at the intersection of the platted westerly right-of-way line of  T.W. King Road and the northeasterly right-of-way line of State Highway No. 114 (a variable width right-of-way);

Thence along the northeasterly right-of-way line of State Highway 114 (a variable width right-of-way) the following:

South 53 degrees 27 minutes 45 seconds West, a distance of 25.19 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap from which a Texas Department of Transportation concrete monument found bears North 44 degrees 30 minutes 24 seconds East, 0.52 feet;

North 36 degrees 32 minutes 15 seconds West, a distance of 156.32 feet to a Texas Department of Transportation concrete monument found, at the beginning of a curve to the left having a radius of 3839.72 feet, a central angle of 03 degrees 16 minutes 19 seconds and being subtended by a chord of 219.24 feet which bears North 38 degrees 10 minutes 25 seconds West;

Northwesterly along said curve to the left, an arc distance of 219.27 feet to a Texas Department of Transportation concrete monument found, at the end of said curve;

North 18 degrees 45 minutes 03 seconds West, a distance of 81.41 feet to a Texas Department of Transportation concrete monument found, at the beginning of a non-tangent curve to the left having a radius of 3869.72 feet, a central angle of 00 degrees 45 minutes 22 seconds and being subtended by a chord of 51.07 feet which bears North 41 degrees 18 minutes 46 seconds West;

Northwesterly along said curve to the left, an arc distance of 51.07 feet to a Texas Department of Transportation concrete monument found at the end of said curve;

Thence, departing the northeasterly right-of-way line of State Highway 114, and along the northwesterly line of said Lot 1, North 53 degrees 29 minutes 00 seconds East, a distance of 441.09 feet to 5/8 inch iron rod found with “Huitt-Zollars” cap for a corner;

Thence, along the platted westerly right-of-way line of TW King Road, the following;

South 03 degrees 07 minutes 00 seconds West, a distance of 3.55 feet, to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the beginning of a curve to the left having a radius of 235.00 feet, a central angle of 35 degrees 35 minutes 41 seconds and being subtended by a chord of 143.66 feet which bears South 17 degrees 56 minutes 46 seconds West;

Southwesterly along said curve to the left an arc distance of 145.99 feet, to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the end of said curve;

South 00 degrees 08 minutes 56 seconds West, a distance of 520.67 feet, to the POINT OF BEGINNING and Containing 2.473 acres of land, more or less;

TRACT 8:

BEING 0.4043 of an acre of land situated in the W. MEDLIN SURVEY, ABSTRACT NO. 1588, Denton County, Texas, and being all of LOT 1, BLOCK A, MTP-IBM ADDITION NO. 1, an Addition to the City of Southlake, Tarrant and Denton Counties, Texas, according to the Plats thereof recorded in Volume 388-211, Page 68, 69, Map Records, Tarrant County, Texas, and Volume G, Page 208, Map Records, Denton County, Texas, and being more particularly described as follows:

BEGINNING at a 5/8 inch iron rod with plastic cap stamped “Carter-Burgess” found for the northwest corner of said Lot 1, Block A, said point being on the platted easterly right-of-way line of East T.W. King Road (a variable width right-of-way);

THENCE South 89 degrees 47 minutes 28 seconds East, along the north line of said Lot 1, Block A, a distance of 96.99 feet to a 5/8 inch iron rod in concrete with plastic cap stamped “Carter-Burgess” found for the northeast corner of said Lot 1, Block A;

THENCE South 00 degrees 12 minutes 32 seconds West, along the east line of said Lot 1, Block A, a distance of 192.67 feet to a 5/8 inch iron rod in concrete with plastic cap stamped “Carter-Burgess” found for the southeast corner of said Lot 1, Block A;

THENCE North 79 degrees 24 minutes 28 seconds West, along the south line of said Lot 1, Block A, a distance of 92.36 feet to a 5/8 inch iron rod with plastic cap stamped “Huitt-Zollars” set for the southwest corner of said Lot 1, Block A, said point being on the easterly right-of-way line of East T.W. King Road and also being the beginning of a non-tangent curve to the right having a radius of 1406.00 feet, a central angle of 7 degrees 10 minutes 56 seconds and being subtended by a chord of 176.13 feet which bears North 01 degrees 47 minutes 15 seconds West;

THENCE, northwesterly along said curve to the right and along the easterly right-of-way line of said East T.W. King Road, an arc distance of 176.25 feet to the point of beginning and containing 0.4043 of an acre of land, more or less.

TRACT 9:

Being a 2.613 acre tract of land situated in the W. Medlin Survey, Abstract No. 1558 the U. P. Martin Survey, Abstract No. 1015, Tarrant County, Texas, and the W. Medlin Survey Abstract No. 1588, Denton County, Texas, and being part of East T.W. King Road (variable width right-of-way) dedicated by the Final Plat of the MTP-IBM ADDITION NO.1, an addition to the City of Southlake, recorded in Volume 388-211, Page 66, Plat Records, Tarrant County, Texas and being that portion of T.W. King Road abandoned by City of Southlake Ordinance No. 776 as recorded in Volume 14903, Page 402, Deed Records, Tarrant County, Texas and being more particularly described as follows:

COMMENCING at a 5/8 inch iron rod found with “Huitt-Zollars” cap at the southeast corner of Kirkwood Boulevard (131 foot right-of-way) as dedicated by said MTP-IBM Addition No. 1 plat;

THENCE North 00 degrees 09 minutes 20 seconds West along the easterly right-of-way line of said Kirkwood Boulevard, a distance of 131.53 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap on the easterly right-of-way line of said T.W. King Road and being the beginning of a non-tangent curve to the right which has a central angle of 73 degrees 12 minutes 27 seconds, a radius of 10.00 feet, and a chord which bears North 39 degrees 01 minutes 39 seconds West a distance of 11.93 feet;

THENCE along the easterly right-of-way line of said T.W. King Road and along said curve to the right, an arc distance of 12.78 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the end of said curve:

THENCE North 02 degrees 25 minutes 20 seconds West, along the easterly right-of-way line of said T.W. King Road, a distance of 35.00 feet to the POINT OF BEGINNING of the herein described tract:

THENCE South 87 degrees 34 minutes 40 seconds West, crossing T.W. King Road a distance of 86.00 feet to a 1/2 inch iron rod found with “Huitt-Zollars” cap on the westerly line of said East T. W. King Road;

THENCE along the westerly right-of-way line of said East T. W. King Road the following:

North 02 degrees 25 minutes 20 seconds West a distance of 152.15 feet to a 1/2 inch iron rod found with “Huitt-Zollars” cap at the beginning of a curve to the left which has a central angle of 27 degrees 12 minutes 45 seconds, a radius of 290.00 feet, and a chord which bears North 16 degrees 01 minutes 43 seconds West a distance of 136.44 feet;

Along said curve to the left, an arc distance of 137.73 feet to a 1/2 inch iron rod found with “Huitt-Zollars” cap at the end of said curve:

North 29 degrees, 38 minutes 05 seconds West a distance of 1.84 feet to a 1/2 inch iron rod found with “Huitt-Zollars” cap at  the beginning of a curve to the left which has a central angle of 42 degrees 59 minutes 03 seconds, a radius of 406.00 feet, and a chord which bears North 51 degrees 07 minutes 37 seconds West a distance of 297.49 feet;

Along said curve to the left, an arc distance of 304.59 feet to a cut cross found in concrete at the end of said curve:

North 72 degrees 37 minutes 08 seconds West a distance of 404.43 feet to a 1/2 inch iron rod found with “Huitt-Zollars” cap at the beginning of a curve to the right which has a central angle of 55 degrees 00 minutes 00 seconds, a radius of 474.00 feet, and a chord which bears North 45 degrees 07 minutes 08 seconds West a distance of 437.74 feet.

Along said curve to the right, an arc distance of 455.01 feet to a 1/2 inch iron rod found with “Huitt-Zollars” cap at the beginning of a compound curve to the right which has a central angle of 05 degrees 42 minutes 18 seconds, a radius of 1,474.00 feet and a chord which bears North 14 degrees 45 minutes 59 seconds West a distance of 146.70 feet;

Along said curve to the right, an arc distance of 146.77 feet to a P.K. nail set in asphalt;

THENCE North 60 degrees 08 minutes 24 seconds East, departing the westerly right-of-way line of T.W. King Road, a distance of 12.68 feet to a P.K. nail set in asphalt at the beginning of a curve to the left which has a central angle of 68 degrees 49 minutes 10 seconds, a radius of 84.28 feet and a chord which bears North 25 degrees 43 minutes 49 seconds East a distance of 95.25 feet;

THENCE along said curve to the left, an arc distance of 101.23 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the end of said curve and being the beginning of a non-tangent curve to the left which has a central angle of 08 degrees 56 minutes 22 seconds, a radius of 1,406.00 feet and a chord which bears South 13 degrees 08 minutes 57 seconds East a distance of 219.14 feet, said point being on the easterly right-of-way line of said T.W. King Road;

THENCE, along the easterly right-of-way line of said T.W. King Road, the following;

Along said non-tangent curve to the left, an arc distance of 219.36 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the beginning of a compound curve to the left which has a central angle of 55 degrees 00 minutes 00 seconds, a radius of 406.00 feet, and a chord which bears South 45 degrees 07 minutes 08 seconds East a distance of 374.94 feet,

Along said curve to the left, an arc distance of 389.73 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the end of said curve;

South 72 degrees 37 minutes 08 seconds East a distance of 404.43 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the beginning of a curve to the right which has a central angle of 54 degrees 27 minutes 17 seconds, a radius of 474.00 feet, and a chord which bears South 45 degrees 23 minutes 30 seconds East, a distance of 433.73 feet:

Along said curve to the right, an arc distance of 450.50 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the end of said curve:

South 18 degrees 09 minutes 51 seconds East a distance of 3.34 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the beginning of a curve to the right which has a central angle of 15 degrees 44 minutes 29 seconds, a radius of 610.00 feet, and a chord which bears South 10 degrees 17 minutes 27 seconds East a distance of 167.06 feet;

Along said curve to the right, an arc distance of 167.59 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the end of said curve:

THENCE South 02 degrees 25 minutes 20 seconds East a distance of 60.63 feet to the POINT OF BEGINNING and containing 2.613 acres of land, more or less.

TRACT 10:

Being a 2.514 acre tract of land situated in the U. P. Martin Survey, Abstract No. 1015, Tarrant County, Texas, and being all of Kirkwood Boulevard (131 foot R.O.W.), dedicated as Parkway Boulevard by the Final Plat of the MTP-IBM ADDITION NO.1, an addition to the City of Southlake as recorded in Volume 388-211, Page 68, Plat Records, Tarrant County, Texas and being that portion of Kirkwood Boulevard  abandoned by City of Southlake Ordinance No 777, recorded in Volume 14903, Page 403, Deed Records, Tarrant County, Texas and being more particularly described as follows:

BEGINNING at a 5/8 inch iron rod found with “Huitt-Zollars” cap at the southeast corner of said Kirkwood Boulevard;

THENCE along the southerly right-of-way line of Kirkwood Boulevard, the following:

South 87 degrees 34 minutes 40 seconds West a distance of 137.89 feet to an “X” cut found in concrete at the beginning of a curve to the left which has a central angle of 24 degrees 19 minutes 16 seconds, a radius of 1419.50 feet, and a chord which bears South 75 degrees 25 minutes 02 seconds West  a distance of 598.04 feet;

Along said curve to the left, an arc distance of 602.55 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the end of said curve;

South 63 degrees 15 minutes 25 seconds West a distance of 32.25 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap the southwest corner of said Kirkwood Boulevard;

THENCE North 26 degrees 44 minutes 35 seconds West along the westerly line of said Kirkwood Boulevard, a distance of 131.00 feet to a point at the northwest corner of said Kirkwood Boulevard;

THENCE along the northerly right-of-way line of said Kirkwood Boulevard the following:

North 63 degrees 15 minutes 25 seconds East a distance of 32.25 feet to a 1/2 inch iron rod found with “Huitt-Zollars” cap at the beginning of a curve to the right which has a central angle of 24 degrees 19 minutes 16 seconds, a radius of 1,550.50 feet, and a chord which bears North 75 degrees 25 minutes 02 seconds East a distance of 653.23 feet;

Along said curve to the right, an arc distance of 658.16 feet to a 1/2 inch iron rod found with “Huitt-Zollars” cap at the end of said curve;

THENCE North 87 degrees 34 minutes 40 seconds East a distance of 4.98 feet to a 1/2 inch iron rod found with “Huitt-Zollars” cap at the beginning of a curve to the left which has a central angle of 90 degrees 00 minutes 00 seconds, a radius of 45.00 feet, and a chord which bears North 42 degrees 34 minutes 40 seconds East a distance of 63.64 feet;

Along said curve to the left, an arc distance of 70.69 feet to a 1/2 inch iron rod found with “Huitt-Zollars” cap the end of said curve;

THENCE North 87 degrees 34 minutes 40 seconds East, a distance of 86.00 feet to a point for a corner;

THENCE South 02 degrees 25 minutes 20 seconds East a distance of 35.00 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the beginning of a curve to the left which has a central angle of 73 degrees 12 minutes 27 seconds, a radius of 10.00 feet, and a chord which bears South 39 degrees 01 minutes 39 seconds East a distance of 11.93 feet;

Along said curve to the left an arc distance of 12.78 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap the end of said curve;

THENCE South 00 degrees 09 minutes 20 seconds East, a distance of 131.53 feet to the POINT OF BEGINNING and containing or 2.514 acres of land, more or less.

EXHIBIT C

NEW LEGAL DESCRIPTION

TRACT 11:

BEING a tract of land situated in the U. P. Martin Survey, Abstract No. 1015, Tarrant County, Texas, and being a portion of Lot 4, Block A of the MTP-IBM Addition No. 1, an addition to the City of Southlake, Tarrant County, Texas, as recorded in Volume 388/211, Page 68 and 69 of Tarrant County Plat Records and recorded in Volume G, Page 208 of the Plat Records of Denton County, Texas, and being a portion of Lot 4, Block 1, of the Sabre Group Campus, an addition to the City of Southlake, Tarrant County, Texas as recorded in Cabinet A, Page 7212 of Tarrant County Plat Records and being more particularly described by metes and bounds as follows:

COMMENCING at a 5/8 inch iron rod found with “Huitt-Zollars” cap at the most northerly northeast corner of said Lot 4, Block 1, of the Sabre Group Campus addition;

THENCE, South 89 degree 33 minutes 04 seconds West, along a north line of last mentioned Lot 4 a distance of 708.61 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap at the POINT OF BEGINNING;

THENCE, South 00 degrees 26 minutes 56 seconds East, departing the north line of last mentioned Lot 4 a distance of 176.23 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap on the northerly line of Kirkwood Boulevard, a variable with Private and Emergency Access, Utility, and Drainage Easement, as established by said Sabre Group Campus addition, and being the beginning of a non-tangent curve to the left;

THENCE, along the northerly line of Kirkwood Boulevard the following:

Along said curve to the left with a central angle of 49 degrees 02 minutes 18 seconds, a radius of 432.50 feet, an arc distance of 370.16 feet, a long chord that bears South 63 degrees 49 minutes 21 seconds West, a distance of 358.97 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the end of said curve;

South 39 degrees 18 minutes 13 seconds West, a distance of 365.12 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the beginning of a curve to the right;

Along said curve to the right, with a central angle of 48 degrees 16 minutes 27 seconds, a radius of 298.50 feet, an arc distance of 251.50 feet, a long chord that bears South 63 degrees 26 minutes 27 seconds West, a distance of 244.13 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the end of said curve;

South 87 degrees 34 minutes 40 seconds West, a distance of 247.97 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap on the easterly line of said MTP-IBM Addition;

THENCE, North 00 degrees 09 minutes 22 seconds West, along the easterly line of said MTP-IBM Addition a distance of 14.45 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap on the platted northerly right-of-way line of Kirkwood Boulevard and being the beginning of a non-tangent curve to the right;

THENCE, along said curve to the right, with a central angle of 73 degrees 12 minutes 27 seconds, a radius of 10.00 feet, an arc distance of 12.78 feet, a long chord that bears North 39 degrees 01 minutes 39 seconds West, a distance of 11.93 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap on the easterly right-of-way line of East T.W. King Road (a variable width right-of-way);

THENCE, along the easterly right-of-way line of said East T.W. King Road as follows:

North 02 degrees 25 minutes 20 seconds West, a distance of 95.63 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap the beginning of a curve to the left;

Along said curve to the left, with a central angle of 02 degrees 14 minutes 52 seconds, a radius of 610.00 feet, an arc distance of 23.93 feet, a long chord that bears North 03 degrees 32 minutes 34 seconds West, a distance of 23.93 feet a 5/8 inch iron rod set with “Huitt-Zollars” cap;

THENCE, North 90 degrees 00 minutes 00 seconds East, a distance of 221.56 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap;

THENCE, North 00 degrees 08 minutes 38 seconds East, a distance of 589.25 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap on the north line of said Lot 4, Block 1, of said Sabre Group Campus addition;

THENCE, North 89 degrees 50 minutes 38 seconds East, along the north line of last mentioned Lot 4,  a distance of 384.54 feet to a Corp of Engineers concrete monument;

THENCE, North 89 degrees 33 minutes 04 seconds East, continuing along the north line of last mentioned Lot 4,  a distance of 423.67 feet to the POINT OF BEGINNING and CONTAINING 8.95 acres of land, more or less.

TRACT 12:

BEING a tract of land situated in the U. P. Martin Survey, Abstract No. 1015, Tarrant County, Texas, and the W. Medlin Survey, Abstract No. 1588 Denton County, Texas, and being a portion of Lot 1, Block 1, of the Sabre Group Campus, an addition to the City of Southlake, Tarrant County, Texas as recorded in Cabinet A, Page 7212 of Tarrant County Plat Records and being more particularly described by metes and bounds as follows:

COMMENCING at a 5/8 inch iron rod set with “Huitt-Zollars” cap at the most westerly southwesterly corner of Lot 2, Block 1 of said Sabre Group Campus addition, said point also being on the southerly line of Kirkwood Boulevard, a variable with Private and Emergency Access, Utility, and Drainage Easement as established by said Sabre Group Campus addition;

THENCE South 00 degrees 09 minutes 58 seconds East, departing the southeast corner of said MTP-IBM Addition No. 1, a distance of 26.89 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE North 86 degrees 48 minutes 38 seconds East a distance of 249.80 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE North 02 degrees 01 minutes 47 seconds West a distance of 19.20 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE North 81 degrees 13 minutes 05 seconds East a distance of 68.46 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE South 22 degrees 30 minutes 21 seconds East a distance of 117.23 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE North 68 degrees 32 minutes 17 seconds East a distance of 203.72 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE South 22 degrees 16 minutes 15 seconds East a distance of 235.04 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE South 67 degrees 59 minutes 47 seconds West a distance of 70.78 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE South 21 degrees 59 minutes 34 seconds East a distance of 350.46 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE North 68 degrees 00 minutes 26 seconds East a distance of 147.50 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap;

THENCE South 22 degrees 52 minutes 05 seconds East a distance of 7.15 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE South 07 degrees 12 minutes 29 seconds East a distance of 203.67 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE North 87 degrees 46 minutes 56 seconds East a distance of 190.18 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE South 59 degrees 01 minutes 33 seconds East a distance of 31.03 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE South 83 degrees 24 minutes 34 seconds East a distance of 57.08 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap at the POINT OF BEGINNING;

THENCE South 83 degrees 24 minutes 34 seconds East a distance of 56.41 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE North 05 degrees 12 minutes 40 seconds East a distance of 365.72 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE North 84 degrees 27 minutes 09 seconds East a distance of 326.16 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap on the westerly line of said Kirkwood Boulevard, and being the beginning of a non-tangent curve to the right;

THENCE, along the westerly line of Kirkwood Boulevard andalong said curve to the right with a central angle of 11 degrees 49 minutes 28 seconds, a radius of 1,946.50 feet, an arc distance of 407.71 feet a long chord that bears South 00 degrees 05 minutes 39 seconds East, a distance of 401.00 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE, South 05 degrees 49 minutes 05 seconds West continuing along the said westerly line of Kirkwood Boulevard a distance of 143.57 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap;

THENCE, North 86 degrees 20 minutes 23 seconds West departing the westerly line of Kirkwood Boulevard a distance of 423.57 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap;

THENCE, North 10 degrees 05 minutes 54 seconds East a distance of 129.53 feet to the POINT OF BEGINNING and CONTAINING 4.34 acres of land, more or less.

TRACT 13:

BEING a tract of land situated in the U. P. Martin Survey, Abstract No. 1015, Tarrant County, Texas, and the W. Medlin Survey, Abstract No. 1588 Denton County, Texas, and being a portion of Lot 1, Block 1, of the Sabre Group Campus, an addition to the City of Southlake, Tarrant County, Texas as recorded in Cabinet A, Page 7212 of Tarrant County Plat Records and being more particularly described by metes and bounds as follows:

COMMENCING at a 5/8 inch iron rod set with “Huitt-Zollars” cap at the most westerly southwesterly corner of Lot 2, Block 1 of said Sabre Group Campus addition, said point also being on the southerly line of Kirkwood Boulevard, a variable with Private and Emergency Access, Utility, and Drainage Easement as established by said Sabre Group Campus addition;

THENCE along the common line of said Lot 1 and Lot 2, Block 1, the following:

North 87 degrees 34 minutes 40 seconds East a distance of 252.04 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the beginning of a curve to the left;

Along a curve to the left through a central angle of 09 degrees 11 minutes 39 seconds, having a radius of 401.50 feet, an arc length of 64.43 feet, being subtended by a chord of North 82 degrees 58 minutes 51 seconds East a distance of 64.36 feet to a point for corner;

THENCE South 22 degrees 30 minutes 21 seconds East departing the common line between said Lot 1 and 2, a distance of 119.26 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE North 68 degrees 32 minutes 17 seconds East a distance of 203.72 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE South 22 degrees 16 minutes 15 seconds East a distance of 235.04 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap at the POINT OF BEGINNING;

THENCE South 22 degrees 16 minutes 15 seconds East a distance of 29.83 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE South 67 degrees 40 minutes 35 seconds West a distance of 27.59 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE South 23 degrees 06 minutes 58 seconds East a distance of 99.27 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE North 66 degrees 11 minutes 22 seconds East a distance of 9.28 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE South 23 degrees 01 minutes 33 seconds East a distance of 180.99 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE North 14 degrees 27 minutes 29 seconds East a distance of 61.57 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE North 64 degrees 21 minutes 35 seconds East a distance of 30.99 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE South 85 degrees 40 minutes 49 seconds East a distance of 38.78 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE South 40 degrees 13 minutes 06 seconds East a distance of 35.21 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE South 03 degrees 49 minutes 30 seconds West a distance of 53.96 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap;

THENCE North 22 degrees 52 minutes 05 seconds West a distance of 7.15 feet to a 5/8 inch iron rod set with “Huitt-Zollars”;

THENCE South 68 degrees 00 minutes 26 seconds West a distance of 147.50 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap;

THENCE, North 21 degrees 59 minutes 34 seconds West a distance of 350.46 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap;

THENCE, North 67 degrees 59 minutes 47 seconds East a distance of 70.78 feet to the POINT OF BEGINNING and CONTAINING 0.63 acres of land, more or less.

LAND DESCRIPTION
HEADQUARTERS TRACT

BEING a tract of land situated in the U.P. Martin Survey, Abstract No. 1015, City of Southlake, Tarrant County, Texas and being a portion of Lot 1, Block 1, of the Sabre Group Campus, an addition to the City of Southlake as recorded in Cabinet A, Page 7212 of the Plat Records Tarrant County, Texas and being more particularly described as follows;

COMMENCING at a 5/8 inch iron rod set with “Huitt-Zollars” cap at the most westerly southwesterly corner of Lot 2, Block 1 of said Sabre Group Campus addition, said point also being on the southerly line of Kirkwood Boulevard, a variable with Private and Emergency Access, Utility, and Drainage Easement as established by said Sabre Group Campus addition;

THENCE along the common line of said Lot 1 and Lot 2, Block 1, the following:

North 87 degrees 34 minutes 40 seconds East a distance of 252.04 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the beginning of a curve to the left;

Along a curve to the left through a central angle of 09 degrees 11 minutes 39 seconds, having a radius of 401.50 feet, an arc length of 64.43 feet, being subtended by a chord of North 82 degrees 58 minutes 51 seconds East a distance of 64.36 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the POINT OF BEGINNING;

Continuing along said curve to the left through a central angle of 34 degrees 47 minutes 56 seconds, having a radius of 401.50 feet, an arc length of 243.85 feet, being subtended by a chord of North 60 degrees 59 minutes 03 seconds East a distance of 240.12 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

North 43 degrees 35 minutes 05 seconds East a distance of 352.12 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the beginning of a curve to the right;

Along a curve to the right through a central angle of 109 degrees 51 minutes 56 seconds, having a radius of 367.50 feet, an arc length of 704.69 feet, being subtended by a chord of South 81 degrees 28 minutes 57 seconds East a distance of 601.58 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the beginning of a compound curve to the right;

Along a curve to the right through a central angle of 32 degrees 22 minutes 04 seconds, having a radius of 1,946.50 feet and an arc length of 1,099.63 feet, being subtended by a chord of South 10 degrees 21 minutes 57 seconds East a distance of 1,085.06 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

South 05 degrees 49 minutes 05 seconds West a distance of 143.57 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap;

THENCE, departing the common line of said Lot 1 and Lot 2, North 86 degrees 20 minutes 23 seconds West a distance of 423.57 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap;

THENCE, North 10 degrees 05 minutes 54 seconds East a distance of 129.53 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap;

THENCE, North 83 degrees 24 minutes 34 seconds West a distance of 57.08 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE, North 59 degrees 01 minutes 33 seconds West a distance of 31.03 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap ;

THENCE, South 87 degrees 46 minutes 56 seconds West a distance of 190.18 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE, North 07 degrees 12 minutes 29 seconds West a distance of 203.67 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE, North 22 degrees 52 minutes 05 seconds West a distance of 7.15 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap;

THENCE, South 68 degrees 00 minutes 26 seconds West a distance of 147.50 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap;

THENCE, North 21 degrees 59 minutes 34 seconds West a distance of 350.46 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap;

THENCE, North 67 degrees 59 minutes 47 seconds East a distance of 70.78 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap;

THENCE, North 22 degrees 16 minutes 15 seconds West a distance of 235.04 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE, South 68 degrees 32 minutes 17 seconds West a distance of 203.72 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE, North 22 degrees 30 minutes 21 seconds West a distance of 119.26 feet to the POINT OF BEGINNING and containing 25.02 acres of land, more or less.

SAVE AND EXCEPT THE FOLLOWING:

BEING a tract of land situated in the U. P. Martin Survey, Abstract No. 1015, Tarrant County, Texas, and the W. Medlin Survey, Abstract No. 1588 Denton County, Texas, and being a portion of Lot 1, Block 1, of the Sabre Group Campus, an addition to the City of Southlake, Tarrant County, Texas as recorded in Cabinet A, Page 7212 of Tarrant County Plat Records and being more particularly described by metes and bounds as follows:

COMMENCING at a 5/8 inch iron rod set with “Huitt-Zollars” cap at the most westerly southwesterly corner of Lot 2, Block 1 of said Sabre Group Campus addition, said point also being on the southerly line of Kirkwood Boulevard, a variable with Private and Emergency Access, Utility, and Drainage Easement as established by said Sabre Group Campus addition;

THENCE along the common line of said Lot 1 and Lot 2, Block 1, the following:

North 87 degrees 34 minutes 40 seconds East a distance of 252.04 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the beginning of a curve to the left;

Along a curve to the left through a central angle of 09 degrees 11 minutes 39 seconds, having a radius of 401.50 feet, an arc length of 64.43 feet, being subtended by a chord of North 82 degrees 58 minutes 51 seconds East a distance of 64.36 feet to a point for corner;

THENCE South 22 degrees 30 minutes 21 seconds East departing the common line between said Lot 1 and 2, a distance of 119.26 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE North 68 degrees 32 minutes 17 seconds East a distance of 203.72 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE South 22 degrees 16 minutes 15 seconds East a distance of 235.04 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap at the POINT OF BEGINNING;

THENCE South 22 degrees 16 minutes 15 seconds East a distance of 29.83 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE South 67 degrees 40 minutes 35 seconds West a distance of 27.59 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE South 23 degrees 06 minutes 58 seconds East a distance of 99.27 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE North 66 degrees 11 minutes 22 seconds East a distance of 9.28 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE South 23 degrees 01 minutes 33 seconds East a distance of 180.99 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE North 14 degrees 27 minutes 29 seconds East a distance of 61.57 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE North 64 degrees 21 minutes 35 seconds East a distance of 30.99 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE South 85 degrees 40 minutes 49 seconds East a distance of 38.78 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE South 40 degrees 13 minutes 06 seconds East a distance of 35.21 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE South 03 degrees 49 minutes 30 seconds West a distance of 53.96 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap;

THENCE North 22 degrees 52 minutes 05 seconds West a distance of 7.15 feet to a 5/8 inch iron rod set with “Huitt-Zollars”;

THENCE South 68 degrees 00 minutes 26 seconds West a distance of 147.50 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap;

THENCE, North 21 degrees 59 minutes 34 seconds West a distance of 350.46 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap;

THENCE, North 67 degrees 59 minutes 47 seconds East a distance of 70.78 feet to the POINT OF BEGINNING and CONTAINING 0.63 acres of land, more or less.

AND SAVE AND EXCEPT THE FOLLOWING:

BEING a tract of land situated in the U. P. Martin Survey, Abstract No. 1015, Tarrant County, Texas, and the W. Medlin Survey, Abstract No. 1588 Denton County, Texas, and being a portion of Lot 1, Block 1, of the Sabre Group Campus, an addition to the City of Southlake, Tarrant

County, Texas as recorded in Cabinet A, Page 7212 of Tarrant County Plat Records and being more particularly described by metes and bounds as follows:

COMMENCING at a 5/8 inch iron rod set with “Huitt-Zollars” cap at the most westerly southwesterly corner of Lot 2, Block 1 of said Sabre Group Campus addition, said point also being on the southerly line of Kirkwood Boulevard, a variable with Private and Emergency Access, Utility, and Drainage Easement as established by said Sabre Group Campus addition;

THENCE along the common line of said Lot 1 and Lot 2, Block 1, the following:

North 87 degrees 34 minutes 40 seconds East a distance of 252.04 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap at the beginning of a curve to the left;

Along a curve to the left through a central angle of 09 degrees 11 minutes 39 seconds, having a radius of 401.50 feet, an arc length of 64.43 feet, being subtended by a chord of North 82 degrees 58 minutes 51 seconds East a distance of 64.36 feet to a point for corner;

THENCE South 22 degrees 30 minutes 21 seconds East departing the common line between said Lot 1 and 2, a distance of 119.26 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE North 68 degrees 32 minutes 17 seconds East a distance of 203.72 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE South 22 degrees 16 minutes 15 seconds East a distance of 235.04 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE South 67 degrees 59 minutes 47 seconds West a distance of 70.78 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE South 21 degrees 59 minutes 34 seconds East a distance of 350.46 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE North 68 degrees 00 minutes 26 seconds East a distance of 147.50 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap;

THENCE South 22 degrees 52 minutes 05 seconds East a distance of 7.15 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE South 07 degrees 12 minutes 29 seconds East a distance of 203.67 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE North 87 degrees 46 minutes 56 seconds East a distance of 190.18 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE South 59 degrees 01 minutes 33 seconds East a distance of 31.03 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE South 83 degrees 24 minutes 34 seconds East a distance of 57.08 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap at the POINT OF BEGINNING;

THENCE South 83 degrees 24 minutes 34 seconds East a distance of 56.41 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE North 05 degrees 12 minutes 40 seconds East a distance of 365.72 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE North 84 degrees 27 minutes 09 seconds East a distance of 326.16 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap on the westerly line of said Kirkwood Boulevard, and being the beginning of a non-tangent curve to the right;

THENCE, along the westerly line of Kirkwood Boulevard andalong said curve to the right with a central angle of 11 degrees 49 minutes 28 seconds, a radius of 1,946.50 feet, an arc distance of 407.71 feet a long chord that bears South 00 degrees 05 minutes 39 seconds East, a distance of 401.00 feet to a 5/8 inch iron rod found with “Huitt-Zollars” cap;

THENCE, South 05 degrees 49 minutes 05 seconds West continuing along the said westerly line of Kirkwood Boulevard a distance of 143.57 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap;

THENCE, North 86 degrees 20 minutes 23 seconds West departing the westerly line of Kirkwood Boulevard a distance of 423.57 feet to a 5/8 inch iron rod set with “Huitt-Zollars” cap;

THENCE, North 10 degrees 05 minutes 54 seconds East a distance of 129.53 feet to the POINT OF BEGINNING and CONTAINING 4.34 acres of land, more or less.